                                                                   EXHIBIT 10.18

                            CONTRIBUTION AGREEMENT

                                     AMONG

                           HOST MARRIOTT CORPORATION

                                   ("HMC"),

                              HOST MARRIOTT, L.P.

                           ("OPERATING PARTNERSHIP")

                                      AND

                         The Contributors Named Herein

                               ("CONTRIBUTORS")



                          Dated as of April 16, 1998

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
ARTICLE I CONTRIBUTION.....................................................1
   1.1  Definitions........................................................1
   1.2  Contributions......................................................7
   1.3  Specified Liabilities..............................................8
   1.4  Burlingame.........................................................8
   1.5  Beverly Hills Note.................................................8
   1.6  Boston Ritz........................................................8
ARTICLE II EXCHANGE AMOUNT AND FORM OF CONSIDERATION.......................9
   2.1  Exchange Amount....................................................9
   2.2  Distribution of Units..............................................11
   2.3  Registration Rights................................................11
   2.4  Redemption Rights..................................................12
ARTICLE III CONTRIBUTORS' REPRESENTATIONS, WARRANTIES
   AND COVENANTS...........................................................12
   3.1  Good Standing......................................................12
   3.2  Title..............................................................12
   3.3  Due Authorization..................................................13
   3.4  No Violations or Defaults..........................................13
   3.5  Litigation.........................................................13
   3.6  Taxes..............................................................13
   3.7  Insurance..........................................................14
   3.8  Condemnation Actions...............................................15
   3.9  Contracts..........................................................15
   3.10 Space Leases.......................................................15
   3.11 Employees..........................................................16
   3.12 Pension and Benefit Plans..........................................16
   3.13 Commitments........................................................17
   3.14 Financial Information..............................................17
   3.15 Intellectual Property..............................................17
   3.16 Disclosure.........................................................17
   3.17 Securities Law and Related Matters.................................18
   3.18 Third Party Loans and Mortgage Loans...............................19
   3.19 Assignment to Creditors............................................20
   3.20 Membership Interests...............................................20
   3.21 No Corporate Stock.................................................21
   3.22 Environmental Indemnities..........................................21
ARTICLE IV HMC'S OPERATING
   PARTNERSHIP'S REPRESENTATIONS, WARRANTIES AND COVENANTS.................21
   4.1  Good Standing......................................................21
   4.2  Due Authorization..................................................22
   4.3  No Violations or Defaults..........................................23
   4.4  Financial Statements...............................................23

   4.5  Limitation on Disposition of Property and Maintenance of Debt......23
   4.6  Board Representation...............................................23
   4.7  Capitalization.....................................................25
   4.8  SEC Filings; Material Adverse Change...............................26
   4.9  REIT Conversion; Related Provisions................................26
   4.10 Absence of Litigation..............................................27
   4.11 Third Party Loans..................................................27
   4.12 Business of Host REIT..............................................27
ARTICLE V CLOSING..........................................................28
   5.1  Closing............................................................28
   5.2  Fees and Expenses..................................................30
ARTICLE VI ACTIONS PENDING CLOSING.........................................30
   6.1  Conduct of Business; Maintenance and Operation of Property.........30
   6.2  Title Insurance....................................................30
   6.3  Survey.............................................................30
   6.4  HSR Compliance.....................................................30
   6.5  Cooperation........................................................31
   6.6  Inspection.........................................................31
   6.7  Capitalization of Property Owning Entity...........................31
   6.8  Conduct of Business of HMC.........................................32
   6.9  Non-Solicitation...................................................32
   6.10 New York Stock Exchange Listing....................................32
   6.11 SEC Filings........................................................32
   6.12 Reasonable Efforts.................................................33
ARTICLE VII CONDITIONS PRECEDENT TO CLOSING................................33
   7.1  Conditions to Obligations of Operating Partnership.................33
   7.2  Conditions to Obligations of Contributors..........................35
   7.3  Exclusion of Assets................................................36
ARTICLE VIII DELIVERIES....................................................37
   8.1  General Closing Deliveries.........................................37
   8.2  Asset Project Closing Deliveries...................................38
   8.4  Membership Interest Transfers......................................39
   8.5  Mortgage Loans Contribution........................................39
   8.6  Management Interest Contribution...................................40
   8.7  Assignments........................................................40
ARTICLE IX TERMINATION AND DEFAULT.........................................40
   9.1  Termination........................................................40
   9.2  Operating Partnership's Default....................................41
   9.3  Pre-Closing Contributor Default....................................41
   9.4  Contributors' Default..............................................44
ARTICLE X RESERVED.........................................................44
ARTICLE XI CASUALTY AND CONDEMNATION.......................................44
   11.1 Casualty and Condemnation..........................................44
   11.2 Risk of Loss.......................................................45
ARTICLE XII APPORTIONMENTS.................................................45
   12.1 Hotel Project and Membership Interest Apportionments...............45
   12.2 Office Apportionments..............................................46
   12.3 Boston Loan Apportionments.........................................49

   12.4 Management Interest Apportionments.................................49
   12.5 Reduction of Assessments...........................................49
   12.6 Accounting.........................................................49
ARTICLE XIII MISCELLANEOUS.................................................50
   13.1 Survival...........................................................50
   13.2 Assignment.........................................................50
   13.3 Consents...........................................................51
   13.4 Applicable Law.....................................................51
   13.5 Headings; Schedules................................................51
   13.6 Notices............................................................51
   13.7 Waiver.............................................................52
   13.8 Partial Invalidity.................................................52
   13.9 Entire Agreement...................................................52
   13.10 Waiver of Jury Trial..............................................52
   13.11 Counterparts......................................................53
   13.12 Publicity.........................................................53
   13.13 Confidentiality, Standstill and Exclusivity.......................53
   13.14 Brokers...........................................................57
   13.15 Operating Partnership's Lender....................................57
   13.16 Time for Performance..............................................57
   13.17 Definitions.......................................................58



                                    --iii-

                        LIST OF EXHIBITS AND SCHEDULES

Exhibit A                  Restated Operating Partnership Agreement
Exhibit B                  Registration Rights Agreement
Exhibit C                  Agreement to Hold Certain Properties and to
                           Maintain Certain Indebtedness
Exhibit D                  Special Partnership Agreement
Exhibit E                  [Intentionally Omitted]
Exhibit F                  Management Agreement Estoppel
Exhibit G                  Contributor's Opinion Form
Exhibit H                  HMC and Operating Partnership's Opinion Form
Exhibit I                  Title Affidavit Forms
Exhibit J                  [Intentionally Omitted]


Schedule 1                 Contributors
Schedule 1.1(a)            Asset Projects, Office Projects and Hotel Projects
Schedule 1.1(w)            Land
Schedule 1.1(ee)           Excluded Personal Property
Schedule 1.1(ii)           Property Owning Entities and Members of Property
                           Owning Entities
Schedule 2.1(e)            Allocations of Exchange Amount
Schedule 3.5               Uninsured Litigation
Schedule 3.7               Insurance Policies
Schedule 3.9(a)            Contracts and Material Contracts
Schedule 3.9(b)            Existing Management Agreements; Existing Managers
Schedule 3.10              Space Leases
Schedule 3.11(b)           Labor Disputes
Schedule 3.11(c)           Employment Claims
Schedule 3.14              Financial Information
Schedule 3.15              Intellectual Property
Schedule 3.17(e)           Operating Partnership and HMC Materials
Schedule 3.18              Third Party Loans and Mortgage Loans
Schedule 4.8               Material Adverse Change
Schedule 4.9(b)            Ownership Limitations
Schedule 4.10              Operating Partnership Litigation
Schedule 6.1               Operating Standards
Schedule 7.1(c)            Permitted Exceptions
Schedule 7.1(f)            Required Third Party Consents for HMC
Schedule 7.2(d)            Required Third Party Consents for Contributor
Schedule 13.17             Definitions

                             CONTRIBUTION AGREEMENT


          THIS CONTRIBUTION AGREEMENT (this "Agreement") is executed as of the 16th day of April, 1998 by and among (i) Host Marriott Corporation, a Delaware corporation ("HMC"), (ii) Host Marriott, L.P., a Delaware limited partnership ("Operating Partnership"), and (iii) those entities set forth on Schedule 1
                                                                 ----------
hereto (each, a "Contributor" and, together, the "Contributors").

                                   RECITALS

          (a) Contributors own, directly or indirectly, (i) interests in hotels, mortgage notes secured by hotels, certain office buildings, and other related assets located in Florida, Georgia, Pennsylvania, California, Virginia, Illinois, Massachusetts and New York, and (ii) an interest in a hotel management company, all as more particularly described in this Agreement.

          (b) Operating Partnership and each Contributor desire to effect the transfer (by means of contribution) of certain assets of each Contributor in exchange for cash, Class A units of limited partnership interest in the Operating Partnership (or, in the event that Closing under this Agreement is not concurrent with the REIT Conversion (as hereafter defined), Class B units of limited partnership interest in the Operating Partnership) (each such class being referred to as "Units") and other consideration as provided herein, and the Operating Partnership desires to accept such property for consideration of cash, Units and other consideration as provided herein, all upon the terms and subject to the conditions set forth in this Agreement (the "Contribution"). Simultaneously with the closing of the transactions contemplated herein, Operating Partnership intends to admit each Contributor which receives Units as a limited partner of Operating Partnership as provided for in the Amended and Restated Agreement of Limited Partnership of Operating Partnership, which shall be in the form substantially set forth as Exhibit A hereto (the "Restated
                                          ---------
Operating Partnership Agreement").

          NOW THEREFORE, in consideration of and in reliance upon the above Recitals, the terms, covenants, and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I
                                  Contribution
                                  ------------

          1.1.  Definitions. For purposes of this Agreement the following terms
                -----------
shall have the definitions set forth in this Section 1.1:
                                             -----------

          (a) "Asset Projects" shall mean the hotels and office buildings listed on Schedule 1.1(a) as Asset Projects.
          ---------------

          (b) "Beverly Hills Loan" shall mean the mortgage loan evidenced by the Beverly Hills Note and the Beverly Hills Loan Documents.

          (c) "Beverly Hills Loan Documents" shall mean that certain Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of October 31, 1989 from BWH to Chicago Title Insurance Corporation as trustee for the benefit of Japan Leasing (U.S.A.), Inc., as agent, as assigned to BRE/Burton Way L.L.C.; and other related documents evidencing and securing the indebtedness evidenced by the Beverly Hills Note.

          (d) "Beverly Hills Note" shall mean the collective reference to (i) that certain Promissory Note dated as of October 31, 1989 from BWH to the order of Japan Leasing (U.S.A.), Inc., in the principal amount of $20,000,000, (ii) that certain Promissory Note dated as of October 31, 1989 from BWH to the order of Nittetsu Leasing (U.S.A.) Inc. in the principal amount of $10,000,000; (iii) that certain Promissory Note dated as of October 31, 1989 from BWH to the order of SEFCO (U.S.A.) Inc. in the principal amount of $10,000,000; (iv) that certain Promissory Note dated as of October 31, 1989 from BWH to the order of YTB Leasing (America) Inc. in the principal amount of $6,000,000; and (v) that certain Promissory Note dated as of October 31, 1989 from BWH to the order of Inter-Lease (U.S.A.) Corporation in the principal amount of $10,000,000, as each has been assigned to BRE/Burton Way L.L.C.

          (e) "Boston Loan" shall mean the mortgage loan evidenced by the Boston Note and the Boston Loan Documents.

          (f)   "Boston Loan Documents" shall mean collectively, that certain
(i) Mortgage A Extension Agreement; Security Agreement; Assignment of Leases and Rents dated as of March 6, 1998 between RAJ and BRE/Ritz Boston, LLC, (ii) Mortgage B Extension Agreement; Security Agreement; Assignment of Leases and Rents dated as of March 6, 1998 between RAJ and BRE/Ritz Boston LLC, (iii) Mortgage C Extension Agreement; Security Agreement; Assignment of Leases and Rents dated as of March 6, 1998 between RAJ and BRE/Ritz Boston LLC, and (iv) Building Loan Mortgage; Security Agreement; Assignment of Leases and Rents dated as of March 6, 1998 between RAJ and BRE/Ritz Boston, LLC.

          (g) "Boston Note" shall mean, collectively, that certain (i) Extended Mortgage Note A, dated as of March 6, 1998, in the original principal amount of Fifty Million and no/00 Dollars ($50,000,000) from RAJ, a Massachusetts limited partnership, to BRE/Ritz Boston, LLC, (ii) Extended Mortgage Note B, dated as of March 6, 1998, in the original principal amount of Thirteen Million Nine Hundred Thousand Dollars ($13,900,000) from RAJ, to BRE/Ritz Boston, LLC, (iii) Extended Mortgage Note C, dated as of March 6, 1998, in the original principal amount of One Hundred Forty-Seven Million Seven Hundred Eighty-One Thousand Six Hundred Twenty and 51/100 Dollars ($147,781,620.51) from RAJ, to BRE/Ritz Boston, LLC, and (iv) Building Loan Note, dated as of March 6, 1989, in the original principal amount of Twenty Five Million Dollars ($25,000,000) from RAJ, to BRE/Ritz Boston, LLC.

          (h) "Burlingame Loan" shall mean the mortgage loan evidenced by the Burlingame Notes and the Burlingame Loan Documents.

          (i) "Burlingame Loan Documents" shall mean that certain Deed of Trust dated October 1, 1986 by and between HTKG and Windy City Holdings, First

National Bank of Chicago and Kleinwort Benson Limited, and other related documents evidencing and securing the indebtedness evidenced by the Burlingame Notes, as the same has been amended or modified or assigned from time to time.

          (j) "Burlingame Notes" shall mean, collectively, (i) that certain Promissory Note in the original principal amount of Sixty Million and no/100 Dollars ($60,000,000.00) dated October 1, 1986, as amended, and (ii) that certain Promissory Note in the original principal amount of Twenty-Five Million and no/100 Dollars ($25,000,000.00) dated October 1, 1986, as amended, each from HTKG to Windy City Holdings, First National Bank of Chicago and Kleinwort Benson Limited as the same has been amended or modified or assigned from time to time.

          (k) "BWH" shall mean Burton Way Hotels, Ltd., a California general partnership.

          (l)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (m) "Ground Lease" shall mean that certain Ground Lease dated November 5, 1985 by and between ACC Company, as landlord, and BWH, as tenant, as amended by First Amendment to Ground Lease dated October 31, 1989.

          (n) "HMC Common Stock" shall mean the common stock, par value $1.00 per share, of HMC.

          (o) "HMC Party" shall mean any of HMC, the Operating Partnership, Host REIT, the Special Partnership and SLSC.

          (p) "Host REIT" shall mean the Maryland real estate investment trust, organized to be the general partner (or the entity owning, directly or indirectly, all of the equity interests of the general partner) of Operating Partnership, that will be the surviving entity in a merger with HMC in connection with the REIT Conversion and that will qualify for taxation as a REIT for federal income tax purposes from and after the later of January 1, 1999 and the Closing Date.

          (q) "Host REIT Shares" shall mean the common Shares (as defined in the Restated Operating Partnership Agreement) of beneficial interest that may be issued to Limited Partners (as defined in the Restated Operating Partnership Agreement) which redeem Class A Units of the Operating Partnership in accordance with Section 8.6(B) of the Restated Operating Partnership Agreement.

          (r) "Hotel Personal Property" shall mean: (a) all furniture, furnishings, fixtures, fittings, vehicles, rugs, mats, draperies, carpeting, appliances, signage, devices, engines, telephone and other communications equipment, artwork, televisions and other audio and video equipment, computers, software and rights thereto, plumbing fixtures and other equipment located in or used in the operation of the Hotel Projects, to the extent owned by any Contributor (the "FF&E"), but excluding any property leased pursuant to the Equipment Leases; (b) all items included within the definition of "Property and Equipment" under the Uniform System of Accounts for Hotels, Eighth Revised Edition, 1986, as published by the Hotel Association of New York City, Inc.

as adopted by the American Hotel Association (the "Uniform System of Accounts"), including, without limitation, linen, china, glassware, tableware, uniforms and similar items, in use or in circulation in connection with the operation of the Hotel Projects, to the extent owned by any Contributor, subject to such depletion and including such resupplies prior to the Closing Date as shall occur in the ordinary course of business and as provided in this Agreement (the "Fixed Asset Supplies"); (c) all "Inventories" as defined in the Uniform System of Accounts, such as provisions in refrigerators, pantries, and kitchens, beverages in wine cellars and bars, alcoholic and non-alcoholic beverages, other merchandise intended for sale or resale, fuel, engineering and mechanical supplies, stationery, guest supplies, maintenance and housekeeping supplies including soap and cleaning materials, and other supplies and similar items, in use or in circulation in connection with the operation of the Hotel Projects, to the extent owned by any Contributor (the "Inventories"); (d) all of any Contributor's right, title and interest in and to (i) all surveys, architectural, consulting and engineering blueprints, plans and specifications (together with architects' certificates, if any, indicating that renovation and reconstruction to the Hotel Projects has been completed in accordance therewith), drawings and reports related to the Hotel Projects, (ii) all books and records (financial and otherwise) of the Hotel Projects, and (iii) all telephone numbers and customer and guest lists for the Hotel Projects, to the extent owned by Contributors; (e) all of any Contributor's right, title and interest in Intellectual Property (described in Section 3.15) relating to the
                                                ------------
Hotel Projects; (f) all operating accounts and reserves, including without limitation FF&E reserves and working capital reserves of the Hotel Projects, to the extent owned by any Contributor; and (g) all of Contributor's right, title and interest in and to other items of personalty located on, or used in connection with the operation of, the Hotel Projects necessary to operate the Hotels in the manner in which they were operated before the Closing Date, but excluding (i) property of guests, and (ii) items owned by the Existing Managers (as hereinafter defined).

          (s) "Hotel Project" shall mean each individual hotel which is listed as an Asset Project on Schedule 1.1(a), (collectively, the "Hotel Projects").
                       ---------------

          (t) "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and all regulations promulgated thereto or in connection therewith.

          (u) "HTKG" shall mean HTKG Development Associates, a California limited partnership.

          (v) "Improvements" shall mean the buildings and other improvements that are located on the Land.

          (w) "Land" shall mean those parcels of land of the Asset Projects, as more particularly described on Schedule 1.1(w) attached hereto, including all
                                  ---------------
right, title and interest of Contributors, if any, in and to the land lying in the bed of any street or highway adjoining each such parcel to the center line thereof, all water and mineral rights, development rights and all easements, rights and other interests appurtenant thereto.

          (x) "Management Company" shall mean Swissotel Management (U.S.A.) L.L.C., a Delaware limited liability company.

          (y) "Management Interest" shall mean all of the Management Interest Contributor's right, title and interest in and to the Economic Interest (as defined in the Amended and Restated Limited Liability Company Agreement of Swissotel (U.S.A.) L.L.C. dated as of August 1, 1997) in the Management Company.

          (z) "Management Interest Contributor" shall mean BRE/Swiss Management L.L.C., a Delaware limited liability company.

          (aa)  "Membership Interest" shall have the meaning set forth in
Section 1.2(b).
--------------

          (bb) "Mortgage Loan Collateral" shall mean the real property encumbered by the Loan Documents.

          (cc) "Mortgage Loans" shall mean the Boston Loan and the Beverly Hills Loan, and such other loans which may become, collectively, Mortgage Loans pursuant to the terms of this Agreement.

          (dd) "Nonparticipating Member" means the members or partners of Property Owning Entities holding membership (or partnership) interests that are not to be contributed to the Operating Partnership pursuant to this Agreement, as listed on Schedule 1.1(ii).
             ----------------

          (ee) "Office Personal Property" shall mean: (a) all furniture, furnishings, fixtures, equipment, appliances, supplies, machinery, maintenance vehicles and equipment, tools, parts, recreational equipment, rugs, window treatments, stationery and other office supplies, artwork, and other tangible personal property located in or used in connection with the Office Projects, to the extent owned by any Contributor, together with all replacements and substitutions therefor made by Contributors subsequent to the date hereof in accordance with the provisions of this Agreement; (b) all of Contributors' right, title and interest in (i) all existing surveys, blue prints, drawings, plans and specifications (including structural, HVAC, mechanical and plumbing plans and specifications) and other documentation for or with respect to the Office Projects or any part thereof; (ii) all construction drawings, structural reviews, architectural drawings, soil tests, engineering and environmental reports pertaining to the Office Projects; (iii) all available tenant lists and data for the Office Projects, correspondence with past, present and prospective tenants, vendors, suppliers, and utility companies with respect to the Office Projects; (iv) all marketing materials (but not any proprietary materials or market studies), brochures, booklets, manuals and promotional and advertising materials directly pertaining to the Office Projects or any part thereof; (v) any declarations, by-laws, minute books, bank accounts and financial statements relating to any associations or similar organizations affecting the Office Projects, together with all supporting documentation relating thereto, (vi) such other existing books, records and documents (including those relating to ad valorem taxes and leases) used in connection with the operation of the Office Projects or any part thereof; and (vii) all development rights, if any, directly attributable to the Office Projects, but excluding items owned by existing property managers as set forth on Schedule 1.1(ee).
             ----------------

          (ff) "Office Project" shall mean each individual office project which is listed as an Asset Project on Schedule 1.1(a), collectively, the "Office
                                 ---------------
Projects".

          (gg) "Personal Property" shall mean, collectively, the Hotel Personal Property and the Office Personal Property.

          (hh) "Property" shall mean, collectively, the Land, the Improvements, the Personal Property, the Membership Interests, the Mortgage Loans and the Management Interest. Reference to Property as it relates to each Contributor shall mean only that portion of the Property owned by such Contributor; reference to Property as it relates to all of the Contributors shall mean the Property in its entirety.

          (ii) "Property Owning Entity" shall mean each entity listed as a Property Owning Entity on Schedule 1.1(ii).
                          ----------------

          (jj) "Property Owning Entity Asset" shall mean the hotels owned by the Property Owning Entities.

          (kk) "RAJ" shall mean RAJ Boston Associates Limited Partnership, a Massachusetts limited partnership.

          (ll) "REIT" shall mean an entity qualifying for taxation as a "real estate investment trust" under Sections 856 through 859 of the Code.

          (mm) "REIT Conversion" shall mean a series of transactions in which, among other things, (i) HMC and its subsidiaries contribute substantially all of the lodging business and assets of HMC and its subsidiaries to Operating Partnership or its subsidiaries in exchange for a number of Units equal to the number of shares of HMC Common Stock outstanding at the time of the REIT Conversion and assumption of certain liabilities of HMC and its subsidiaries,
(ii) HMC and its subsidiaries contribute to SLSC or its subsidiaries all of their business and assets not contributed to the Operating Partnership or to be distributed to holders of HMC Common Stock as contemplated by clause (v) below,
(iii) Operating Partnership and certain of its subsidiaries enter into leases of their respective hotels to subsidiaries of SLSC, (iv) HMC merges with Host REIT or a subsidiary thereof pursuant to the REIT Conversion Merger, and (v) prior to or concurrent with the REIT Conversion Merger, HMC or Host REIT distributes all of the outstanding capital stock of SLSC, cash and, possibly, certain other assets to the holders of outstanding shares of HMC Common Stock and the Contributors if they elect to receive such shares pursuant to the REIT Conversion Distribution, which actions are undertaken to enable Host REIT to elect to qualify to be taxed as a REIT for federal income tax purposes as of the first day of the first taxable year of Host REIT beginning on or after the date on which the REIT Conversion is consummated. For purposes of this Agreement, the REIT Conversion shall be deemed to be consummated at such time as the chief executive officer of Host REIT executes and delivers to Blackstone a certificate to the effect that Host REIT, the Operating Partnership and their respective subsidiaries have completed such actions as will permit Host REIT, absent any change of applicable tax laws or regulations thereafter, to elect to qualify to be taxed as a REIT for federal income tax purposes as of the later of January 1, 1999 and the Closing Date, including (a) receipt of the requisite approval of the stockholders of HMC to the consummation of the REIT Conversion Merger, (b) declaration of the REIT Conversion Distribution, and (c) consummation of the REIT Conversion Merger.

          (nn) "REIT Conversion Distribution" means the distribution by HMC, pro rata to the holders of HMC Common Stock, and possibly the Contributors pursuant to Section 2.1(b), of all of the outstanding capital stock of SLSC,
            --------------
cash and, possibly, certain other assets.

          (oo) "REIT Conversion Merger" means the merger of HMC with Host REIT or a wholly owned subsidiary thereof, and each outstanding share of HMC Common Stock being converted into the right to receive one Host REIT Share.

          (pp) "SLSC" shall mean a taxable corporation that would, among other things, directly or indirectly (i) lease hotel properties from the Operating Partnership and its subsidiaries, (ii) own the "senior living services" business currently owned by HMC Senior Communities, Inc., (iii) contract for the operation of the properties under management agreements with third party managers and (iv) pay the Operating Partnership rent that will qualify as "rents from real property" under Section 856(d) of the Code in the case of Host REIT, and as "real property rent" under Section 7704(d) of the Code in the case of the Operating Partnership.

     1.2  Contributions.  Subject to the terms and conditions set forth in this
          -------------
Agreement, Contributors agree to Contribute to Operating Partnership (or its permitted designee), and Operating Partnership agrees to acquire from
Contributors:

          (a) Asset Project Contributions.  As to the projects identified on
              ---------------------------
Schedule 1.1(a) as Asset Projects, all of Contributors' right, title and
---------------
interest in and to (i) the Land, (ii) the Improvements, (iii) the Personal Property, (iv) all assignable permits and licenses (the "Permits") relating to the Asset Projects, (v) the Equipment Leases relating to the Asset Projects,
(vi) the Space Leases related to the Asset Projects, (vii) the Existing Management Agreements relating to the Asset Projects, (viii) the Contracts relating to the Asset Projects, and (ix) the Intellectual Property relating to the Asset Projects.

          (b) Membership Interest Transfers.  The membership or partnership
              -----------------------------
interest of each Membership Interest Contributor in each Property Owning Entity.

          (c) Mortgage Loan Contributions.  All of Contributors' right, title
              ---------------------------
and interest in and to the Mortgage Loans.

          (d) Management Interest Contribution.  All of Management Interest
              --------------------------------
Contributor's right, title and interest in and to the Management Interest. The Management Interest Contributor shall agree to restrict the exercise of its rights and remedies under the Amended and Restated Limited Liability Company agreement dated as of August 1, 1997 (the "Company Agreement") for the Management Company except upon the express written direction of HMC or the Operating Partnership, so long as such direction (or lack thereof) does not result in any default by the Management Interest Contributor under the terms of the Company Agreement or subject such Contributor to any Losses.

     1.3  Specified Liabilities.  As additional consideration, the Operating
          ---------------------
Partnership shall take subject to, assume or pay certain specified liabilities of Contributors and the Property Owning Entities as provided herein.

     1.4  Burlingame.  The Burlingame Loan shall be considered, as of the date
          ----------
hereof, to be a Third Party Loan under this Agreement and the Operating Partnership shall be required to repay the Burlingame Loan in full at the Closing. Notwithstanding the foregoing, at the election of HTKG, made at any time on or before May 11, 1998, in its sole discretion, the Burlingame Loan shall be converted to a Mortgage Loan for purposes of this Agreement from and after the date of such election. In the event of such conversion of the Burlingame Loan to a Mortgage Loan, at the Closing, the lenders of the Burlingame Loan (who shall be treated as Contributors thereunder) shall contribute the Burlingame Loan to the Operating Partnership in exchange for cash and/or Units (as selected by such lenders in their sole discretion on or before May 11, 1998). The portion of the Exchange Amount allocated to the Burlingame Asset Project on Schedule 2.1(e) shall be apportioned between a value for the
                 ---------------
Burlingame Loan equal to the sum of the principal amount of the Burlingame Loan as of the Closing Date, plus accrued and unpaid interest thereon as of the Closing Date, and all other amounts payable under the Burlingame Loan Documents as of the Closing Date (collectively, the "Burlingame Purchase Price") and the balance allocated to the Burlingame Asset Project.

     1.5  Beverly Hills Note.  With respect to Beverly Hills Loan, at the
          ------------------
Closing (a) if (i) the sum of (A) the outstanding principal amount of the Beverly Hills Loan as of the Closing Date plus (B) all accrued and unpaid interest thereon as of the Closing Date plus (C) all other amounts payable by borrower to lender as of the Closing Date with respect to the Beverly Hills Loan (collectively, the "Beverly Hills Loan Amount") exceeds (ii) the allocated amount for the Four Seasons Beverly Hills set forth on Schedule 2.1(e), the Exchange Amount (and such allocated amount) shall be increased by such excess, and (b) if (i) the allocated amount for the Four Seasons Beverly Hills set forth on Schedule 2.1(e) exceeds (ii) the Beverly Hills Loan Amount, the Exchange Amount (and such allocated amount) shall be decreased by such excess.

     1.6  Boston Ritz.  The Operating Partnership shall cause the Membership
          -----------
Interest in RAJ being contributed under this Agreement to be transferred to an entity which qualifies as a permitted transferee under the partnership agreement of RAJ.


                                   ARTICLE II
                   Exchange Amount and Form of Consideration
                   -----------------------------------------

     2.1  Exchange Amount.
          ---------------

          (a) In accordance with the terms of this Agreement, Contributors shall contribute and Operating Partnership shall acquire the Property, in the manner set forth in Section 1.2, for consideration equal to One Billion Seven Hundred
             -----------
Thirty-Five Million and No/100 Dollars ($1,735,000,000.00) adjusted to reflect net prorations and other adjustments, including adjustments, if applicable, to reflect a contribution of less than 100% of Membership Interests in any Property (other than the Ritz Boston for which no such adjustment shall be made) (collectively, the "Adjustments") pursuant to this Agreement (as adjusted, the "Exchange Amount").

          (b) The consideration will consist of --

              (i) cash, in a minimum amount of $30,000,000.00 and in a maximum amount of $150,000,000.00 (such maximum including funds for repayment of the Burlingame Loan the event that the Burlingame Loan is repaid pursuant to Section 1.4(the "Cash Amount"),
                                  -----------

              (ii)   a number of Units, equal to

                     (A)   an amount equal to the Exchange Amount less the sum
                                                                  ----
                  of (1) the Cash Amount and (2) the aggregate principal amount outstanding as of the Closing Date of Third Party Loans that are assumed, repaid or taken subject to (as set forth in clause (iv) below) plus accrued and unpaid interest thereon outstanding as of the Closing Date, divided by
                                                      -------

                     (B)   $20.00 (the "Per Share Unit Price");

              (iii) for each Unit issued, an amount of cash and other assets (the "Non-SLSC Amount") and a number of shares of capital stock of SLSC (the "SLSC Amount"), equal to the amount that a holder of one share of HMC Common Stock receives pursuant to the REIT Conversion Distribution (together, the "REIT Conversion Distribution Equivalent"), unless Contributors elect, within seven (7) calendar days after HMC delivers to the Contributors preliminary pro forma financial statements for SLSC, to reduce, in whole or in part, the Non-SLSC Amount or the SLSC Amount and accept a corresponding increase in the number of Units issued pursuant to Section
                                                               -------
            2.1(b)(ii) above equal to the sum of (x) the Cash Value (as defined
            ----------
            below) of any Non-SLSC Amount that the Contributors elected not to receive plus (y) the Cash Value of any SLSC Amount that the Contributors elected not to receive divided by (z) the Value (as defined in the Restated Operating Partnership Agreement) of a Host REIT Share on the 91st day after the Closing; such "Cash Value" to be equal to the sum of (A) the aggregate cash and announced fair market value (determined in the same manner as the "Value" of Host REIT Shares under the Restated Operating Partnership Agreement) of any other assets included in the foregone Non-SLSC Amount, and (B) the product of the aggregate number of shares of SLSC capital stock included in the SLSC Amount that the Contributors elected not to receive multiplied by the Value (as defined in the Restated

            Operating Partnership Agreement) of a share of such SLSC capital stock on the 91st day after the Closing;

              (iv) the assumption, taking subject to or repayment by the
            Operating Partnership or its subsidiaries of all outstanding Third Party Loans.

       To the extent of any cash or SLSC stock received, Blackstone shall decide, in its sole and absolute discretion, which Projects to which such consideration shall be allocated.

          (c) If HMC (or Host REIT, if applicable) changes (or establishes a record date for changing after the Closing Date) the number of shares of HMC Common Stock (or Host REIT Shares, if applicable) issued and outstanding prior to the Closing Date by way of a stock split, stock dividend, recapitalization or similar transaction, the Per Share Unit Price shall be proportionally adjusted to reflect such transaction.

          (d) (i) If, prior to the Closing Date, a Change of Control Event (as defined below) occurs, then lawful provisions shall be made as part of the terms of such Change of Control Event whereby each Contributor shall have the right, in place of the right to receive Units, SLSC shares of capital stock and other consideration pursuant to Section 2.1(b)(ii) and (iii), at its sole discretion
                          ------------------
to receive at Closing, for each Unit such Contributor would have received had the Closing occurred immediately prior to such Change of Control Event, the greatest amount of cash, securities and other property receivable in such Change of Control Event by a holder of the number of shares of HMC Common Stock (or Host REIT Shares) into which such Unit could have been converted immediately prior to such Change of Control Event (assuming, for such purposes, that no restrictions on redemption applied to such Unit).

               (ii) For purposes of this Section 2.1(d), a "Change of Control
                                         --------------
Event" shall mean the occurrence of any of the following events: (A) a Termination Transaction (as defined in the Restated Operating Partnership Agreement); or (B) a tender or exchange offer is made in which two-thirds (2/3) or more of the outstanding shares of HMC Common Stock are acquired.

          (e) The Exchange Amount shall be allocated among the Property in the manner set forth on Schedule 2.1(e), and within 30 days after the date hereof
                    --------------
the Exchange Amount allocated to each such Property shall be further allocated to the interests in Land, Improvements, Personal Property, Mortgage Loans, and Management Interest contributed by the applicable Contributor, to be set forth on Schedule 2.1(e). Contributors and the Operating Partnership agree to file
   --------------
federal, state and local tax returns consistent with such allocations. The Cash Amount, Units and other consideration shall be allocated among the Contributors as directed by the Contributors in their sole discretion (subject to the allocation on Schedule 2.1(e)).
              ---------------

     2.2  Distribution of Units.  At the Closing, the Units and SLSC common
          ---------------------
stock (if any) will be distributed by each Contributor directly to the equity owners of such Contributor to the extent required so that no person or entity will own, directly or through attribution under the Code, more than 4.9% of the Units (unless Blackstone satisfies the

Operating Partnership that in no event would ownership of Units in excess of that limit by a particular holder (when taken into account with all other holders of units issued pursuant hereto) result in the Operating Partnership being considered to derive rent from SLSC or a subsidiary of SLSC that does not qualify as "real property rent" for purposes of Section 7704(d) of the Code by reason of Section 856(d)(2)(B) of the Code (construed taking into account
Section 7704(d)(3)(B) of the Code) assuming no investor in the Operating Partnership other than the REIT and a Blackstone entity own more than 4.9% of the Units), provided that each such equity owner is an accredited investor as such term is defined in Regulation D under the Securities Act of 1933, as amended. In this regard, HMC will grant an exception that would permit one single holder to exceed the 4.9% limit if the following conditions are met: the holder must represent that it does not own, directly or by attribution, more than 9.8% of the stock of SLSC; the holder must undertake not to enter into (or permit any other person to enter into) transactions in which it acquired additional stock of SLSC, directly or by attribution, if after giving effect to the transaction it would own, directly or by attribution, more than 9.8% of the stock of SLSC, and the holder must obtain undertakings from its owners (if any) whose ownership of SLSC stock would be attributed to it for purposes of the relevant rules they also would not acquire SLSC stock that would, by reason of attribution to the holder, cause the holder to exceed the 9.8% limit. In addition, HMC will grant an exception that would permit more than one single holder to exceed the 4.9% limit if all of such holders together would not own, directly or by attribution, more than 9.8% of the stock of SLSC and such holders enter into undertakings and obtain undertakings from their owner of the type described in the preceding paragraph. In accordance with this Section 2.2, HMC
                                                              -----------
and Operating Partnership agree to grant an exception to the ownership limit to Blackstone pursuant to Section 12.3 of the Restated Operating Partnership Agreement; and so long as Blackstone does not increase its ownership interest, the other provisions of Article XII of the Restated Operating Partnership Agreement shall not apply. Assuming Blackstone satisfies Operating Partnership that its ownership in excess of the limit will not cause the Operating Partnership to derive rent from SLSC that does not qualify as real property rent, Article XII of the Restated Operating Partnership Agreement shall not apply. At Closing, written instructions shall be provided to the Operating Partnership by Contributors setting forth the name and address of, and the number of Units (in whole Units only) to be received by Contributors, or Contributors' equity owners.

     2.3  Registration Rights. Holders of Units received by Contributors
          -------------------
(including, without limitation, their equity owners to whom such Units are distributed) that receive Host REIT Shares (or Host Common Stock) in connection with the exercise of their redemption right or SLSC common stock in connection with this Agreement (subject to applicable lock-up provisions stated in
Section 2.4) will have registration rights under a shelf registration
-----------
statement, in accordance with a Registration Rights Agreement in substantially the form of Exhibit B hereto (the "Registration Rights Agreement").
            ---------

     2.4  Redemption Rights. In addition to the other rights and benefits
          -----------------
provided to the Contributors, in their capacity as holders of Units, pursuant to the Restated Operating Partnership Agreement, fifty percent (50%) of the Units received by Contributors will be redeemable pursuant to Section 8.6 of the Restated Operating Partnership Agreement, at the option of the holders thereof, beginning July 1, 1999, an additional twenty-five percent (25%) beginning October 1, 1999, and the balance beginning

January 1, 2000. In the event of any conflict between the terms of this
Section 2.4 and the terms of the Restated Operating Partnership Agreement, the
-----------
terms of this Section 2.4 shall govern.
              -----------


                                  ARTICLE III
            Contributors' Representations, Warranties and Covenants
           --------------------------------------------------------

          In order to induce Operating Partnership and HMC to enter into this Agreement and to consummate the transactions contemplated hereby, each of the Contributors severally represents and warrants to, and covenants with Operating Partnership with respect to such Contributor and the portion of the Property owned by such Contributor only, that:

          3.1  Good Standing.  Contributor and each Property Owning Entity is
               -------------
duly organized, validly existing and in good standing under the laws of the state in which it was organized, is authorized to conduct the business in which it was now engaged, and, to the extent required by applicable law, is duly qualified and in good standing in each of the states in which the Property or Project Owning Entity Asset owned by such Contributor or Property Owning Entity is located. The managing member or general partner of Contributor is duly organized, validly existing and in good standing under the laws of the state in which it was organized and, to the extent required by applicable law, is authorized to conduct the business in which it is now engaged, in each of the states in which the Improvements owned by such Contributor are located.

          3.2  Title.
               -----

               (a) Asset Projects.  Contributor and each Property Owning Entity
                   --------------
has good fee simple or leasehold title to the Land and the Improvements, which shall be subject only to the Permitted Exceptions.

               (b) Membership Interest and the Management Interest.  Contributor
                   -----------------------------------------------
owns each Membership Interest or the Management Interest free and clear of all security interests, liens, adverse claims, pledges, options, rights of first refusal (other than a right of first refusal in the Existing Management Agreement for the Hotel Project known as Ritz Carlton Amelia Island), limitations on voting rights, charges and any other encumbrances of any nature whatsoever (collectively, the "Interest Encumbrances") other than (i) the Permitted Exceptions, (ii) any security interests, liens, claims, or pledges which can and will be discharged by Contributor and released at Closing, (iii) any restrictions or limitations imposed by law, any Interest Encumbrances set forth in the partnership agreement, limited liability company agreement or the operating agreement of the respective Property Owning Entity or Swissotel Management (U.S.A.) L.L.C., as applicable, and (iv) all liens securing Third Party Loans. Notwithstanding anything to the contrary contained in this Agreement, the representations set forth in this Section 3.2(b) shall survive
                                                 --------------
Closing until June 30, 1999.

          3.3  Due Authorization. The execution, delivery and performance of
               -----------------
this Agreement have been duly and validly authorized by all requisite actions of Contributor (including the consent of the requisite percentage of the members or partners in

Contributor), and its managing member or general partner (none of which actions has been modified or rescinded, and all of which actions are in full force and effect). This Agreement constitutes a valid and binding obligation of Contributor, enforceable against Contributor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles.

          3.4  No Violations or Defaults. Contributor or, to Contributor's
               -------------------------
knowledge, Property Owning Entity has not received written notice that Contributor is in violation or default of any applicable law or ordinance, or under any Existing Management Agreements or the Ground Lease, or under any judgment, order, decree, rule or regulation of any court, arbitrator, administrative agency or other governmental authority to which it may be subject, which violation or default will, in any one case or in the aggregate, materially adversely affect the ownership or operation of the Property or the Property Owning Entity Assets, or Contributor's ability to consummate the transactions contemplated hereby. To Contributor's knowledge, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (a) violate any law or any order of any court or governmental authority with proper jurisdiction; (b) result in a breach or default under any Material Contract to which the Contributor is a party, or any provision of the organizational documents of Contributor; or (c) require any consent, approval or vote of any court or governmental authority that, as of the Closing Date, has not been given or taken, and does not remain effective, other than the HSR Approval, if applicable.

          3.5  Litigation. Except as set forth on Schedule 3.5, to
               ----------                         ------------
Contributor's knowledge, there are no actions, suits, arbitrations, governmental investigations or other proceedings pending or threatened in writing against Contributor or affecting the Property or the Property Owning Entity before any court or governmental authority (collectively, "Litigation"), an adverse determination of which would materially adversely affect (a) the financial condition or operations of the Property or the Property Owning Entities, (b) Contributor's ability to enter into or perform this Agreement or (c) Contributor's title to the Property. To Contributor's knowledge, all Litigation which is not covered by Contributor's insurance or which is reasonably expected to exceed the coverage limitations of Contributor's insurance are set forth on
Schedule 3.5 hereto.
------------
          3.6  Taxes. (a) Each Property Owning Entity has filed all material
               -----
federal, state, county and local tax returns that it is required to have filed ("Tax Returns"), and all material taxes and impositions, including all governmental charges and assessments, and all material taxes shown on the returns as being due that are owed by the Property Owning Entity have been paid.

          (b) To Contributor's knowledge, no taxing authority has audited any material tax return of the Property Owning Entity. In the event any written notice of audit of any Tax Return of the Property Owning Entity filed for any year is initiated, Contributor shall promptly inform Operating Partnership. In connection therewith, Contributor shall not enter into, or permit to be entered into, any settlement or other consent decree to the extent such settlement or consent decree would increase the basis for non-real estate assets or decrease the basis of real estate assets, or would materially impact taxes owed by the Property Owning Entity after Closing, without obtaining Operating Partnership's prior written consent and review, not to be unreasonably withheld. There are no unexpired waivers by Contributor or the Property Owning Entity of any statute of limitations with respect to any material taxes or Tax Returns required to be paid or filed by the Property Owning Entity, and the Property Owning Entity has not received written notice of any action or proceedings by any governmental authority for the collection or assessment of any material taxes. To Contributor's knowledge, neither Contributor nor the Property Owning Entity has compromised any dispute involving the Property's tax liabilities in such a material way as to burden Operating Partnership or the Property adversely.

          (c) Contributor agrees not to file, or permit to be filed, any amendment, to the extent such amendment would increase the basis of non-real estate assets or decrease the basis of real estate assets, or would impact the material taxes owed by the Property Owning Entity after Closing, to a material tax return of a Property Owning Entity, without obtaining Operating Partnership's prior written consent and review, not to be unreasonably withheld.

          (d) Contributor has delivered to Operating Partnership a true, correct, and complete copy of each Property Owning Entity's federal income tax return for tax year 1997, and in the event the Closing has not occurred prior to March 15, 1999, for tax year 1998 (or, in the event the Property Owning Entity was not in existence during 1997, the federal income tax return of the predecessor entity if the Property Owning Entity succeeded to part or all of the adjusted tax basis of such predecessor with respect to the Asset Project owned by such Property Owning Entity). To Contributor's knowledge, other than with respect to tax returns of BRE/Swiss L.L.C., the portions of such returns that describe the classes of the assets of the Property Owning Entity for federal income tax purposes and the adjusted bases of the assets within each such class of assets are true and correct in all material respects.

          (e) Each Property Owning Entity is classified as a "partnership" for federal income tax purposes (and not as an "association" taxable as a corporation).

          3.7  Insurance.  Contributor has not received written notice from
               ---------
any insurance company of any defects or inadequacies in the Asset Projects or Property Owning Entity Assets that have not been remedied in accordance with all applicable laws. To Contributor's knowledge, Schedule 3.7 lists all existing
                                              ------------
insurance policies covering the Asset Projects and the Property Owning Entity Assets, all of which shall be maintained by Contributor or Property Owning Entity in full force and effect through the Closing Date.

          3.8  Condemnation Actions.  There are no pending or, to
               --------------------
Contributor's knowledge, threatened in writing condemnation actions of any nature with respect to the Asset Projects or any part thereof.

          3.9  Contracts.  (a) All written or oral service, maintenance,
               ---------
purchase order, licensing, concession, leases of personal property (the "Equipment Leases") and other contracts or agreements related to the maintenance, ownership, use, possession or operation of the Asset Projects or Property Owning Entity Assets (other than purchase contracts pursuant to which any Contributor purchased the Property) or employment contracts entered into between the Existing Managers and their employees) (the "Contracts"), and any warranties or guaranties related thereto, which are not cancelable upon ninety (90) days notice or less without penalty or premium, other than the Existing Management Agreements and the Space Leases, are listed on Schedule 3.9(a) attached hereto or the cost thereof is incorporated in the
   ---------------
current annual budget for such Asset Project or Property Owning Entity; provided, however, that for any such Contract which is not listed on Schedule
                                                                     --------
3.9(a) but the cost of which is shown on the respective current annual budget
------
Contributors shall schedule any such Contracts within forty-five (45) days after the date of this Agreement. To Contributor's knowledge, Contributor has provided to Operating Partnership true and complete copies of all written Material Contracts. Contributor has not received written notice of defaults by Contributor or events that with notice or lapse of time or both would constitute a default by Contributor or any of the Existing Managers under any Material Contract which, if uncured, would reasonably be expected to adversely affect (i) the financial condition or operations of the Assets Projects or Property Owning Entity Assets, (ii) Contributor's ability to enter into or perform this Agreement or (iii) Contributor's title to the Asset Projects. Neither Contributor nor any Property Owning Entity is currently a party to any agreement to lease, sell, mortgage or otherwise encumber or dispose of its interest in the Asset Projects or Property Owning Entity Assets or any part thereof, except for this Agreement, the Existing Management Agreements, the Contracts, the Material Contracts, the Mortgage Loan Documents, the Third Party Loans, the Leases and the Permitted Exceptions. As used herein, "Material Contracts" shall mean those Contracts described on Schedule 3.9(a) as Material Contracts.
                       ---------------

          (b) There are no existing management contracts or franchise or hotel licensing agreements relating to the Asset Projects or Property Owning Entity Assets other than the agreements set forth on Schedule 3.9(b) (the "Existing
                                              ---------------
Management Agreements") by and between Contributor (or Property Owning Entity, as applicable) and the managers set forth on Schedule 3.9(b) (the "Existing
                                             ---------------
Managers").

          3.10  Space Leases.  All written and oral leases of space, licenses,
                ------------
concessions and other occupancy agreements (together with any amendments or modifications thereto) affecting the Asset Projects or the Property Owning Entity Assets (collectively, the "Space Leases") are listed on Schedule 3.10
                                                               -------------
attached hereto. To Contributor's knowledge, Contributor has delivered to Operating Partnership true and complete copies of all written Space Leases. Contributor has not received notice in writing of defaults by Contributor or events that, with notice or lapse of time or both, would constitute a default by Contributor under the Space Leases which, if uncured, would reasonably be expected to adversely affect (i) the financial condition or operation of the respective Asset Projects or respective Property Owning Entity Assets, (ii) Contributor's ability to enter into or perform this Agreement or (iii) Contributor's title to the Asset Projects.

          3.11  Employees.  (a) No collective bargaining agreements exist with
                ---------
respect to the respective Asset Projects or respective Property Owning Entity Assets that will subject Operating Partnership to a liability therefor, other than the Swissotel, New York, Swissotel, Chicago, the Ritz Carlton, Boston and the Hyatt Regency, Burlingame. To Contributor's knowledge, Contributor is not now, and has not been in the past, an employer of any person employed at, or in connection with, the Asset Projects or Property Owning Entity Assets.

                (b) Except as set forth on Schedule 3.11(b) attached hereto, to
                                           ----------------
Contributor's knowledge, there are no strikes, work stoppages or other labor disputes relating to the operation on the Asset Project or Property Owning Entity Assets by any union, nor to Contributor's knowledge, is there any written application pending or threatened for certification of a collective bargaining agent, in each case which would materially adversely affect the financial condition or operation of the Asset Projects or Property Owning Entity Assets.

                (c) Except as set forth on Schedule 3.11(c) attached hereto,
                                           ----------------
Contributor has not received written notice of any (i) unfair labor practice charges or grievances pending or in process or threatened by or on behalf of any employee now or previously employed in the operation of the Assets Projects or Property Owning Entity Assets, (ii) complaints received by Contributors or the Existing Managers or threatened in writing, or with respect to unresolved complaints, on file with any applicable governmental agencies alleging employment discrimination, (iii) workers' compensation claims pending, in process or threatened in writing and alleged to have resulted from or be related in any way to any incident at the Assets Projects or Property Owning Entity Assets or to employment in connection with the Assets Projects or Property Owning Entity Assets, (iv) violations of any federal, state or municipal laws respecting employment and employment practices related in any way to any employee now or previously employed in the operation of the Assets Projects or Property Owning Entity Assets, or (v) arrearage in the payment of any wages, benefits or payroll taxes related to any employee now or previously employed in the operation of the Assets Projects or Property Owning Entity Assets, in each case which would materially adversely affect the financial condition or operation of the Asset Projects or Property Owning Entity Assets.

          3.12  Pension and Benefit Plans.  (a) For purposes of this Section
                -------------------------                            -------
3.12, the term "Plan" shall mean any plan, program or arrangement, whether or
----
not written, that is or was an "employee benefit plan" as such term is defined in Section 3(3) of ERISA and which covers persons employed at a Property and (i) which was or is established or maintained by Contributor or an Existing Manager;
(ii) to which Contributor or an Existing Manager contributed or was obligated to contribute or to fund or provide benefits; or (iii) which provides or promises benefits to any person who performs or who has performed services for Contributor or an Existing Manager and because of those services is or has been
(x) a participant therein or (y) entitled to benefits thereunder.

                (b) Contributor (i) has not maintained and has never maintained any Plan, (ii) is not and has never been a party to any Plan and (iii) has no obligations under any Plan other than reimbursement obligations under the Existing Management Agreements.

          3.13  Commitments.  To Contributor's knowledge, other than Permitted
                -----------
Exceptions, Space Leases and Contracts, there are no written commitments to any governmental or quasi-governmental authority, or any other entity, organization, group or individual relating to the Property Owning Entity Assets which would impose upon

Operating Partnership an obligation to construct, install or maintain any improvements of a public or private nature on or off the Land.

          3.14  Financial Information.  Contributor has previously delivered
                ---------------------
to Operating Partnership its and the Management Company's and the Property Owning Entities' financial information as set forth on Schedule 3.14. To
                                                       -------------
Contributor's knowledge, all audited statements have been prepared in accordance with generally accepted accounting principles or tax accounting principles, Uniform System of Accounts, or otherwise as described therein and are certified. To Contributor's knowledge, such financial statements, (i) are true and correct in all material respects as of the date therein specified and (ii) present fairly the financial condition of the Contributor's and Management Company and the Property Owning Entity as of such date. To the extent such statements were not prepared in accordance with generally accepted accounting principles and the rules and regulations of the SEC, Contributors shall cause their independent public accountants and counsel to cooperate, as reasonably necessary, with Operating Partnership, and its independent public accountants, at no cost or expense to Contributor, in the Operating Partnership's process of preparing such financial statements in accordance with generally accepted accounting principles and the rules and regulations of the SEC. Contributor shall at no cost or expense to Contributor provide to Operating Partnership all information about itself and its business and operations Operating Partnership may reasonably request in connection with the preparation of documents required pursuant to applicable securities laws; provided that Contributors shall have the right to review and reasonably approve disclosure in such documents relating to Contributors, the Property, the Property Owning Entity Assets or the Mortgage Loan Collateral within five (5) business days of receipt of drafts of such disclosures.

          3.15  Intellectual Property.  To Contributor's knowledge, all
                ---------------------
trademarks, service marks, trade names, copyrights, patents and applications therefor owned or licensed by or registered in the name of Contributor (the "Intellectual Property") are listed on Schedule 3.15 attached hereto.
                                       -------------

          3.16  Disclosure.  To Contributor's knowledge, the copies of the
                ----------
Material Contracts, the Space Leases, the Ground Lease and the Existing Management Agreements, given by Contributor to Operating Partnership in or pursuant to this Agreement are true and complete.

          3.17  Securities Law and Related Matters.
                ----------------------------------

          (a) Contributor acknowledges that Operating Partnership intends the offer and issuance of the Units to be exempt from registration under the Securities Act (as hereinafter defined) and applicable state securities laws by virtue of (i) the status of Contributor and each member of Contributor which is receiving Units hereunder (and others described in Section 3.17(b) as an
                                                   ---------------
Accredited Investor (as defined below), and (ii) Regulation D promulgated under
Section 4(2) of the Securities Act ("Regulation D"), and that Operating Partnership will rely in part upon the representations and warranties made by Contributor in this Agreement in making the determination that the offer and issuance of the Units qualifies for exemption under Rule 506 of Regulation D as an offer and sale only to Accredited Investors (as defined below).

          (b) Contributor and, to Contributor's knowledge, each of Contributor's members or partners directly or indirectly, or advisors which are receiving Units hereunder (or have the right, whether or not exercised, to approve any of the transactions contemplated hereby or any changes in any agreement to facilitate any of the transactions contemplated hereby) are "accredited investors" as defined in Regulation 501(a) under Regulation D ("Accredited Investors").

          (c)    Except as set forth in Section 2.2, Contributor and, to
                                        -----------
Contributor's knowledge, each of Contributor's partners, members or advisors which are receiving Units will acquire the Units for its own account and not with a view to or for sale in connection with any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (d) Contributor and its managing member or general partner have sufficient knowledge and experience in financial, tax and business matters to enable them to evaluate the merits and risks of investment in the Units. Contributor, its members and others receiving units hereunder have the ability to bear the economic risk of acquiring the Units. Contributor acknowledges that
(i) the transactions contemplated by this Agreement involve complex tax consequences for Contributor, its members and others receiving Units hereunder, and Contributor, its members and others receiving Units hereunder are relying solely on the advice of their own tax advisors in evaluating such consequences,
(ii) Operating Partnership has not made (nor shall it be deemed to have made) any representations or warranties as to the tax consequences of any of the transactions contemplated by this Agreement to Contributor, any of its members or any others receiving Units hereunder, and (iii) references in this Agreement to the intended tax effect of the acquisition of the Property and the other matters described herein shall not be deemed to imply any representation by Operating Partnership as to a particular tax effect that may be obtained by Contributor or its members. Contributor and its members remain solely responsible for all tax matters relating to Contributor and its members, including, without limitation, all tax consequences to Contributors and their members resulting from the transaction.

          (e) Contributor has received and reviewed the materials containing certain information regarding Operating Partnership and HMC listed on Schedule
                                                                      --------
3.17(e) hereto prior to executing this Agreement. Contributor acknowledges that
-------
it is satisfied with the information that it has received. Contributor has had an opportunity to ask questions of and receive information and answers from Operating Partnership and HMC concerning Operating Partnership, HMC, Host REIT, SLSC, the Units and the common shares of Host REIT (or HMC, if the REIT Conversion does not occur) into which the Units may be redeemed and to assess and evaluate any information supplied to Contributor by Operating Partnership and HMC, and all such questions have been answered and all such information has been provided to the full satisfaction of Contributor.

          (f) Contributor represents and warrants that (i) it and its constituent members or partners, directly or indirectly, or advisors will be the only recipients on the Closing Date of Units issued pursuant to Section 2.1
                                                                -----------
above, (ii) no amendment to the operating agreement of Contributor is required to permit Units to be held by Contributor, and (iii) each Contributor and each other person receiving Units hereunder is (or will be) irrevocably bound to accept such Units prior to May 11, 1998 subject only to conditions beyond their control.

          (g) Contributor shall not distribute or transfer the Units except in compliance with the Restated Operating Partnership Agreement or Special Partnership Agreement and Section 2.4 of this Agreement, as the case may be.
                          -----------

   3.18   Third Party Loans and Mortgage Loans.
          ------------------------------------

          (a) The Asset Projects and Property Owning Entity Assets are subject to mortgage loans held by the Lenders (the "Lenders") set forth on
Schedule 3.18 (the "Third Party Loans"), as of March 31, 1998. Schedule 3.18
-------------                                                  -------------
sets forth a true, correct and complete list of (i) the material documents evidencing and securing the Mortgage Loans and (ii) all documents (including all interest rate swap, cap or similar agreements) which may contain restrictions or impose premiums on the prepayment of the Third Party Loans, Contributor has not received notice in writing of any default that exists or is claimed in writing to exist on the part of the lender under the Mortgage Loans.

          (b)    Except as set forth on Schedule 3.18, with respect to the
                                        -------------
Mortgage Loans:

                 (i) Except as set forth in documentation provided to Operating Partnership on or before the date hereof, the Mortgage Loans have not been waived, modified, altered, satisfied, canceled, subordinated or rescinded, and the Mortgage Loan Collateral has not been released from the lien of the Mortgage Loans, in any manner that materially interferes with the security intended to be provided by the Mortgage Loans;

                 (ii) No party other than the Contributors holds a participation interest in the Mortgage Loans;

          (c) Operating Partnership shall, not later than five (5) days prior to the Closing Date under this Agreement, notify Contributors of its election to assume all or any portion of the Third Party Loans;

          (d) Operating Partnership shall be responsible for all actual costs and expenses charged by Lenders in connection with the assumption or prepayment of the Third Party Loans, including without limitation all expenses related to terminating any interest rate swap or cap or similar arrangement; and

          (e) Operating Partnership and its employees and representatives may contact the Lenders and such other third parties as Operating Partnership shall reasonably determine necessary in connection with the Consent and Assumption Agreement and the Lender Estoppel, or, if applicable, the payoff of a Third Party Loan. As used herein Mortgage Loan Collateral shall mean the real property encumbered by the Boston Loan Document or the Beverly Hills Loan Documents.

   3.19   Assignment to Creditors.  No attachments, execution proceedings,
          -----------------------
assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or threatened in writing against Contributor or Contributor's managing member or general partner, nor are there any of such proceedings contemplated by Contributor or Contributor's managing member or general partner.

   3.20  Membership Interests.  (a) (i) To Contributor's knowledge the only
         --------------------
business conducted by the Property Owning Entity of which Contributor is a member (or partner) at any time since its formation has been and remains the ownership, operation, management, financing and development of the Property Owning Entity Assets and (ii) the Property Owning Entity does not own, directly or indirectly, any stock of a corporation or any ownership interest in an entity that would be classified as an "association" taxable as a corporation for federal income tax purposes other than BRE/Lafayette, Inc. BRE/Swiss L.L.C. owns all of the equity interests in BRE/Lafayette, Inc. To Contributor's knowledge, except for this Agreement and the terms of the partnership or limited liability company agreement of the relevant Property Owning Entity, there are no options, warrants, conversion or exchange rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any partnership interest or other equity interest in the Property Owning Entity. To Contributor's knowledge, each membership interest in a Property Owning Entity (other than the membership interests of Nonparticipating Members) has been issued in compliance with all applicable laws, including Federal and state securities laws. To Contributor's knowledge, except for Nonparticipating Members, upon the transfer of the Membership Interests at Closing, the Operating Partnership or its designee, if applicable, will be the sole members in the Property Owning Entity.

          (b) To Contributor's knowledge, the Property Owning Entity has no liabilities or obligations of any kind or nature, whether absolute, contingent or accrued, and whether due or to become due, except (i) the Permitted Exceptions, the Third Party Loans, the Contracts, the Space Leases and the Existing Management Agreements, (ii) those reflected or disclosed in financial information provided to Operating Partnership pursuant to Section 3.14 above,
                                                          ------------
(iii) those arising after the date of the financial information provided to Operating Partnership pursuant to Section 3.14 above in the ordinary course of
                                  ------------
business and consistent with past practice and that, in the aggregate, would not reasonably be expected to have a material adverse effect; (iv) those adjusted or assumed pursuant to the terms of this Agreement; and (v) those set forth in the organizational documents of the Property Owning Entity.

          (c) To Contributor's knowledge, the only members and/or partners of the Property Owning Entities are those individuals and entities listed on

Schedule 1.1(ii) hereto.  Contributor has provided to Operating Partnership a
----------------
true, correct and complete copy of each Property Owning Entity's operating agreement or partnership agreement.

   3.21  No Corporate Stock.    No portion of any Property to be acquired
         ------------------
by Operating Partnership consists, directly or indirectly, of any stock of a corporation or any ownership interest in an entity that would be classified as an "association" taxable as a corporation for federal income tax purposes.

   3.22  Environmental Indemnities Contributor agrees to assign on a non-
         -------------------------
exclusive basis the benefits of any environmental indemnity agreement from the seller of the Hotel Project known as Swissotel New York in respect of certain environmental hazards or remediation or, alternatively, if Contributor's rights under such indemnity are not assignable, Contributor agrees, at the Operating Partnership's expense, to attempt to enforce such rights for the benefit of the HMC Parties.

        For purposes of Article 3, no Contributor shall be deemed to be making
                        ---------
any representations or warranties pursuant to Sections 3.6, 3.9(a), 3.10 or 3.13
                                              ----------------------------------
with respect to RAJ Boston Associates Limited Partnership, the Mortgage Loan Collateral for the Beverly Hills Loan and the Property Owning Entity Asset owned by RAJ.

   For purposes of this Agreement, "Contributor's knowledge" shall mean the actual knowledge of Gary Sumers, Bill Stein, Thomas Saylak, Karen Sprogis and Jon Gray.

                                  ARTICLE IV

HMC's and Operating Partnership's Representations, Warranties and Covenants
---------------------------------------------------------------------------

    In order to induce Contributors to enter into this Agreement and to consummate the transactions contemplated hereby, each of Operating Partnership and HMC jointly and severally represents and warrants to, and covenants with, Contributors as follows:

   4.1  Good Standing.
        -------------

        (a) Operating Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, is authorized to conduct the business in which it is now engaged and is, or as of the Closing Date shall be, to the extent required by applicable law, qualified to do business in each of the states in which the Property is or any assets to be transferred to Operating Partnership in connection with the REIT Conversion are located, if legally required, except for any such qualification, the absence of which will not have a material adverse effect on the properties, assets, business, results of operation or financial condition of the Operating Partnership and its subsidiaries, taken as a whole. Operating Partnership's general partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is authorized to conduct the business in which it is now engaged and is, or as of the Closing Date shall be, to the extent required by applicable law, qualified to do business in each of the states in which the Property is or any assets to be transferred to Operating Partnership in connection with the REIT Conversion are located, if legally required, except for any such qualification, the absence of which will not have a material adverse effect on the general partner of Operating Partnership.

        (b) HMC is a corporation duly formed, validly existing and in good standing under the laws of Delaware and is authorized to conduct the business in which it is now engaged and is qualified to do business in each of the states in which any of its properties is located, if legally required, except for any such qualification, the absence of which will not have a material adverse effect on the properties, business, results of operation or financial condition of HMC and its subsidiaries, taken as a whole.

        (c) If the REIT Conversion occurs, then as of the Closing Date (i) Host REIT shall have been duly formed as a Maryland real estate investment trust and shall be validly existing and in good standing under the laws of the State of Maryland, authorized to conduct the business in which it has been formed to conduct and qualified to do business in each of the states in which any of its property is located, if legally required, except for any such qualification, the absence of which will not have a material adverse effect on the properties, assets, business, results of operation or financial condition of Host REIT and its subsidiaries, taken as a whole, and (ii) SLSC has been or shall have been duly formed as a Delaware corporation and shall be validly existing and in good standing under the laws of Delaware, authorized to conduct the business in which it has been formed to conduct and qualified to do business in each of the states in which any of its property is located, if legally required, except for any such qualification, the absence of which will not have a material adverse effect on the properties, business, results of operation or financial condition of SLSC and its subsidiaries, taken as a whole.

               (d) If the Contributors are to receive Units in the Special Partnership, as of the Closing Date the Special Partnership shall have been duly formed as a Delaware limited partnership pursuant to the Special Partnership Agreement and shall be validly existing and in good standing under the laws of the State of Delaware, authorized to conduct the business in which it has been formed to conduct and qualified to do business in each of the states in which any of its property is located, if legally required, except for any such qualification, the absence of which will not have a material adverse effect on the properties, business, results of operation or financial condition of Special Partnership and its subsidiaries, taken as a whole.

          4.2  Due Authorization.
               -----------------

               (a) The execution, delivery and performance of this Agreement have been duly and validly authorized by all requisite actions of Operating Partnership and its partners (none of which actions has been modified or rescinded, and all of which actions are in full force and effect). This Agreement constitutes a valid and binding obligation of Operating Partnership, enforceable against Operating Partnership in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles.

               (b) The execution, delivery and performance of this Agreement have been duly and validly authorized by all requisite actions of HMC (none of which actions has been modified or rescinded, and all of which actions are in full force and effect). This Agreement constitutes a valid and binding obligation of HMC, enforceable against HMC in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles.

          4.3  No Violations or Defaults.  To Operating Partnership's and
               -------------------------
HMC's knowledge, the execution, delivery and performance of this Agreement by Operating Partnership, HMC and their respective subsidiaries will not (a) violate any law or any order of any court or governmental authority with proper jurisdiction; (b) result in a breach or default under any material contract of Operating Partnership, HMC or any of their respective subsidiaries or any provision of the organizational documents of Operating Partnership or HMC, or any of their respective subsidiaries or (c) require any consent or approval or vote that has not been taken or given, or at the time of the transaction involved, shall not have been taken or given.

          4.4  Financial Statements.  The financial statements of HMC included
               --------------------
in the documents filed with the Securities and Exchange Commission ("SEC") and listed on Schedule 3.17(e) hereto, (i) have been prepared in accordance with
          ----------------
generally accepted accounting principles (except, in the case of unaudited statements, as permitted by the applicable rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), (ii) were true and correct in all material respects as of the dates therein specified and (iii) fairly presented, in all material respects, in accordance with the applicable requirements of generally accepted accounting principles and the applicable rules and regulations of the SEC, the consolidated financial position of HMC and its subsidiaries, as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          4.5  Limitation on Disposition of Property and Maintenance of Debt.
               -------------------------------------------------------------
At the Closing, Contributors and the Operating Partnership (or Special Partnership, as applicable) will enter into that certain Agreement to Hold Certain Properties and to Maintain Certain Indebtedness in substantially the form attached hereto as Exhibit C.
                        ---------

          4.6  Board Representation.    (a) Within sixty (60) days after the
               --------------------
execution of this Agreement, HMC will cause (i) the size of its board of directors to be increased by one or more directors and (ii) a person selected by Blackstone Real Estate Acquisitions L.L.C. ("Blackstone") and reasonably acceptable to the board of directors of HMC (provided that John G. Schreiber shall be acceptable by the board of directors of HMC, or Host REIT if the REIT Conversion is consummated) (the "Blackstone Board Designee") to be appointed to serve as a director of HMC (or Host REIT if the REIT Conversion is consummated) for a term expiring at the 1999 meeting of stockholders of HMC or Host REIT, as the case may be. In the event that the REIT Conversion shall have been consummated and Closing hereunder shall have occurred, the Blackstone Board Designee will become a trustee (or director, as applicable) of Host REIT, and Host REIT will cause the Blackstone Board Designee to be included in the slate of trustees (or directors, if applicable) nominated by the board of trustees (or directors, if applicable) for election by the shareholders of Host REIT upon the expiration of each term of the Blackstone Board Designee as a trustee thereafter for so long as Blackstone and its Affiliates (as defined in Section 13.13)
                                                            -------------
collectively own at least five percent (5%) of the outstanding Units. In the event that the REIT Conversion is not consummated and the Closing hereunder nevertheless shall have occurred, HMC will cause the Blackstone Board Designee to be included in the slate of directors nominated by the board of directors of HMC for election at the 1999 stockholders meeting and upon the expiration of each term of the Blackstone Board Designee as a director thereafter for so long as Blackstone and its Affiliates collectively own units of the Special Partnership that if redeemed for shares of HMC Common Stock would represent at least five percent (5%) of the outstanding HMC Common Stock. If the closing has not then occurred, the Blackstone Board Designee will resign immediately upon any termination of this Agreement. The Blackstone Board Designee shall have the right to be appointed to each committee of the board of HMC, or Host REIT upon the REIT Conversion, as he so desires. For purposes hereof, "Host REIT" includes any successor General Partner Entity (as defined in the Restated Operating Partnership Agreement).

          (b) So long as Blackstone and its Affiliates collectively own at least 5% of the common stock of SLSC, at all times and for so long as the board of directors of SLSC shall have more than two members who are also members of the board of directors of Host REIT, Blackstone shall be entitled to designate an individual to serve on SLSC's board of directors (who shall be reasonably acceptable to HMC and Host REIT), with SLSC, Blackstone and such individual having rights substantially similar to those of HMC, Host REIT, Blackstone and the Blackstone Board Designee under subsection (a) above.

          (c) HMC and Host REIT (and SLSC, if applicable) shall provide the same type of support for the election of the Blackstone Board Designees as such Person, its affiliates and its management provides to other persons standing for election as directors or trustees of such Person as part of the management slate. HMC and Host REIT (and SLSC, if applicable) shall furnish to each Blackstone Board Designee who serves as a director or trustee of such Person the same information that is provided to the other members of the Board of Directors (in their capacity as directors) or Trustees of HMC or Host REIT (as applicable) (and SLSC, if applicable) subject to the terms of any conflicts of interest, confidentiality or corporate opportunity policies applicable to all Board members. In the event of the death, resignation or other removal of a Blackstone Board Designee (other than due to Blackstone no longer being entitled to designate a Blackstone Board Designee), Blackstone will be entitled to appoint another person as the Blackstone Board Designee (who must be reasonably acceptable to the board of directors of HMC or Host REIT and SLSC, as applicable) and such person shall be appointed as a director (in the case of death, resignation or other removal during such person's term as a director) or included on the slate of directors or trustees nominated for election by the Board of Directors or Trustees.

          (d) The parties hereto agree that any breach of this Section 4.6 would
                                                               -----------
cause irreparable injury to the Contributors and that money damages will be an inadequate remedy for any breach or threatened breach of the agreements described in this Section 4.6. In the event of a breach or a threatened breach
                  -----------
of the agreements described in this Section 4.6, the Contributors shall, in
                                    -----------
addition to other rights and remedies existing in their favor, be entitled to specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions of this Section 4.6 (without the posting of a
                                          -----------
bond or other security).

     4.7  Capitalization.  (a)  As of date hereof, the authorized capital
          --------------
stock of HMC consists of 600,000,000 shares of HMC Common Stock. As of April 14, 1998, (i) 204,210,369 shares of HMC Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, no shares of HMC Common Stock are held in treasury, (ii) 11,594,804 shares of HMC Common Stock are reserved for future issuance pursuant to HMC's stock option and stock purchase plans ("HMC Stock Plans"), and (iii) an adequate number of shares of HMC Common Stock are reserved for future issuance pursuant to HMC's outstanding QUIPs. Except pursuant to the HMC Stock Plans and the QUIPs, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of HMC obligating HMC to issue or sell any shares of its capital stock. Prior to the Closing Date, an adequate number of shares of HMC common stock will have been duly reserved for issuance upon the conversion of the Units issued to Contributors hereunder and such shares have been duly and validly authorized and, if and when issued, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights.

          (b) The Units to be issued by the Operating Partnership to the Contributors have been duly and validly authorized and, upon issuance, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights.

          (c) If the REIT Conversion occurs, all capital stock of Host REIT issued upon the Closing will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights. Prior to the Closing Date, an adequate number of Host REIT Shares will have been duly reserved for issuance upon the redemption of the Units by Contributors and all Host REIT Shares issued upon redemption of Units by Contributors will be duly and validly authorized and will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights.

          (d) If the REIT Conversion occurs, all capital stock of SLSC issued upon the Closing (including the shares of capital stock to be issued to the Contributors pursuant to the terms of this Agreement) will be duly and validly authorized and will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights.

          (e) If the Contributors receive Units in the Special Partnership, the Units to be issued by the Special Partnership to the Contributors shall be duly and validly authorized and, upon issuance, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights. Except for the Units to be issued to the Contributors and the partnership interests held by HMH, there will be no other partnership interests of Special Partnership issued, and there will be no options, warrants or other rights, agreements, arrangements or commitments of any kind relating to the issued or unissued partnership interests of Special Partnership obligating it to issue or sell any such additional partnership interests.

     4.8  SEC Filings; Material Adverse Change.    (a) Since January 1, 1995,
          ------------------------------------
HMC and each of its subsidiaries have filed, and will timely file, all reports, registration statements proxy statements and other materials, together with any amendments required to t be made with respect thereto, that were or will be required to be filed, at any time prior to the Closing, with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or with the New York Stock Exchange, including any S-4 registration statement prepared in connection with the REIT Conversion Merger or any other registration statement prepared in connection with the REIT Conversion Distribution (all such reports and statements are collectively referred to herein as the "HMC SEC Reports"). Since January 1, 1995, as of their respective dates, the HMC SEC Reports, including the financial statements contained therein, complied (and will comply) in all material respects with all of the statutes and published rules and regulations enforced or promulgated by the regulatory authority or exchange with which they were (or will be) filed and did not (and will not) contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were (or will be) made, not misleading.

          (b) Except as disclosed on Schedule 4.8, since December 31, 1997
                                     ------------
through the date of this Agreement, there has not been any material adverse change in the business, results of operations or financial condition of HMC and its subsidiaries taken as a whole.

     4.9  REIT Conversion; Related Provisions.  (a) HMC will use its
          -----------------------------------
commercially reasonable efforts to cause the REIT Conversion to occur by March 31, 1999. HMC agrees that the REIT Conversion shall be consummated on terms and conditions that are not inconsistent with this Agreement.

          (b) Except as provided in and pursuant to this Agreement, HMC and the Operating Partnership agree that they will not (and HMC will cause Host REIT and SLSC not to) adopt any organizational document or enter into any contractual arrangement (other than with the affected party's consent) bound that would, or issue any securities the effect of which would, except with respect to ownership limitations to be set forth in the Restated Operating Partnership Agreement, the Special Partnership Agreement, the Declaration of Trust of Host REIT and the Articles of Incorporation of SLSC substantially as described on Schedule 4.9(b),
                                                                ---------------
other agreements or plans of HMC in existence on the date hereof that have been made available to the Contributors (and any substantially similar agreements and plans subsequently entered into by any HMC Party) and the provisions and other mechanisms contemplated by the materials delivered by HMC to Contributors (sets 1 and 3), (i) limit Contributors' or their equity holders' ability to redeem Units or Class A Units of the Special Partnership; (ii) limit Contributor's percentage ownership of Shares, shares of HMC Common Stock or shares of SLSC Stock; (iii) limit Contributors' or their equity holders' ability to transfer Shares, shares of HMC Common Stock or shares of SLSC stock; or (iv) limit Contributor's or their equity holders' ability to vote Shares, shares of HMC Common Stock or shares of SLSC Stock received by it upon redemption of its Units, HMC Shares received on redemption of Special Partnership Units or SLSC Stock, due to Contributors' percentage of beneficial or record ownership of shares of such HMC Party (on a pro forma basis, assuming the Closing shall occur hereunder and all Units issued hereby shall be dully redeemed for Shares).

          (c) HMC shall cause each of Host REIT, SLSC and/or the Special Partnership (as applicable) to execute and deliver to the Contributors a counterpart of this Agreement, promptly upon such HMC Party's formation, in which such HMC Party agrees to be fully bound by all of the terms and conditions contained herein as if such HMC Party were an original signatory hereto.

          (d) HMC will use commercially reasonable efforts to cause the chief executive officer of Host REIT to deliver the certificate contemplated by
Section 1.1(mm) of this Agreement upon or promptly following the occurrence of
---------------
the events constituting the REIT Conversion.

     4.10 Absence of Litigation.  Except as disclosed on Schedule 4.10, to
          ---------------------                          -------------
HMC's and Operating Partnership's knowledge, there are no actions, suits, arbitrations, governmental investigations or other proceedings pending or threatened in writing against any HMC Party before any court or governmental authority, an adverse determination of which would materially adversely affect (a) the financial condition or operations of such entity, or (b) Operating Partnership's or HMC's ability to enter into or perform this Agreement.

     4.11 Third Party Loans.  Both parties shall use reasonable efforts to
          -----------------
obtain from each of the lenders under the Third Party Loans, a release, in form satisfactory to the Contributors, of all of Contributors' (and their affiliates') liabilities and obligations under the documents evidencing, securing, guaranteeing or otherwise relating to the Third Party Loans, including any environmental indemnitees and non-recourse guarantees relating to liability from and after the Closing Date. In the event such a release is not obtainable with respect to any Third Party Loan, the Operating Partnership will cause such Third Party Loan to be repaid in full at Closing.

     4.12 Business of Host REIT.  In the event that Host REIT is the general
          ---------------------
partner of the Operating Partnership, the business and assets of Host REIT will be restricted by the provisions of Section 7.5.A of the Restated Operating Partnership Agreement. In the event that Host REIT is not the general partner of the Operating Partnership, the business and assets of Host REIT shall be limited to ownership, directly or through wholly owned subsidiaries, of 100 percent of the equity interests in the general partner of the Operating Partnership and Qualified REIT Subsidiaries (as defined in the Restated Operating Partnership Agreement).


                                   ARTICLE V
                                    Closing
                                    -------

     5.1  Closing.
          -------

          (a) The consummation of the purchase and sale of the Property as contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. on the date selected by the Operating Partnership, which date shall not be earlier than November 1, 1998 or later than the earlier to occur of (i) the REIT Conversion or (ii) March 31, 1999 (subject to the satisfaction or waiver of all of the conditions precedent in Article VII on or before such date) (the "Closing
                               -----------
Date"), at the offices of Hogan & Hartson L.L.P., in Washington, D.C. or at such other location as may be mutually agreed upon by Contributors and Operating Partnership. Operating Partnership shall select the Closing Date by giving written notice thereof to the Contributors no later than ten (10) business days prior thereto. All of Contributors' deliveries and the Units, shares of SLSC and other deliveries of the Operating Partnership and HMC shall be delivered in escrow to an escrow agent mutually agreeable to the parties.

          (b) In the event that HMC desires to consummate the REIT Conversion prior to December 31, 1998, the Closing will occur simultaneously with the REIT Conversion, and the Exchange Amount with respect to the Property contributed by each Contributor will be increased by the estimated amount of the Contributor's share of the Available Cash Flow (as defined below) from such Property for the period from the Closing to and including December 31, 1998 (the "Determination Period"). Such estimate shall be made in good faith jointly by the Operating Partnership and Contributors. Promptly after financial statements for the year ended December 31, 1998 become available, the Operating Partnership and each Contributor will determine the Contributor's share of the actual Available Cash Flow for such period and, promptly after such determination, if such actual amount is less than the estimated amount actually paid to such Contributor pursuant to this
Section 5.1(b), such Contributor will promptly pay the difference to the
--------------
Operating Partnership in cash or, if such actual amount is greater than the estimated amount actually paid to such Contributor pursuant to this Section
                                                                    -------
5.1(b), the Operating Partnership will promptly pay the excess to the
------
Contributor in cash . As used herein, the "Available Cash Flow" of an Asset Project or Membership Interest with respect to any period shall mean the funds from operations (determined pursuant to the NAREIT definition thereof) of the Asset Project or Property Owning Entity Asset for such period less, to the
                                                              ----
extent not otherwise deducted in determining funds from operations, all interest expense and contributions to FF&E reserves with respect to the Property for such period. During the Determination Period, the Operating Partnership shall operate (or cause the operation of) the Asset Project or Property Owning Entity Asset in the ordinary course, consistent with the manner in which the Asset Project or Property Owning Entity Asset was operated prior to Closing and strictly in accordance with the current 1998 budgets for such Asset Project or Property Owning Entity Asset as of the date hereof. As used herein, the term "Available Cash Flow" with respect to the Boston Loan shall be determined for the Determination Period in the same manner as if it were an Asset Project, and with respect to the Beverly Hills Loan, shall mean accrued interest for the Determination Period. As used herein, the term "Available Cash Flow" with respect to the Management Interest shall mean the actual cash distributions of the Management Company for such period.

          (c) Contributors will be entitled to terminate this Agreement (i) if the REIT Conversion shall not have been consummated on or before March 31, 1999 or (ii) HMC publicly announces that it is no longer seeking to complete the REIT Conversion (the earlier of such events, the "Trigger Date"). In the event that Contributors have not terminated this Agreement within 30 days after the Trigger Date, the Proposed Transaction will close on the later of January 31, 1999 or the 90th day (or such other date agreed by the parties) after the Trigger Date (so long as all of the other conditions precedent in Article VII are satisfied
                                                     -----------
or waived) and the following provisions shall apply:

            (i) HMH Properties, Inc. ("HMH") will organize a Delaware limited partnership (the "Special Partnership") in which HMH (or a wholly owned subsidiary thereof) will be the general partner and hold Class A Units.

            (ii) The partnership agreement of the Special Partnership (the "Special Partnership Agreement") will be in substantially the form to be agreed upon in good faith by HMC and Contributors and attached as Exhibit D
                                                                       ---------
     hereto within forty-five (45) days from the date hereof.

            (iii) The Contributors will contribute the Property to the Special Partnership in exchange for a number of Class A Units of the Special Partnership equal to the number of Units it would have received under Section 2.1(b)(i) if the
           -----------------

     Contribution had closed on such date. The Class A Units will be structured to the extent feasible to be the economic equivalent of shares of HMC Common Stock.

              (iv) The Class A Units will be exchangeable on a one-for-one basis into shares of HMC common stock (with anti-dilution adjustments as provided in the Special Partnership Agreement), subject to the lockup provisions described in Section 2.4 above, and the Contributors would have the
                  -----------
     registration rights with respect to the HMC common stock issuable in exchange for the Class A Units substantially similar to those described in

     Section 2.3 pursuant to a Registration Rights Agreement in the form
     -----------
     attached as Exhibit B.  In the event the contribution of the Property is to
                 ---------
     be made to the Special Partnership pursuant to the terms of this paragraph
     (c), each of the representations, warranties and covenants of the Operating Partnership under this Agreement shall be deemed representations, warranties and covenants of the Special Partnership.

          (d) In the event that shareholder approval of the issuance of Units or Class B Units to the Contributors is required under the regulations of the New York Stock Exchange because of the number of securities being issued, HMC will, at its option, either seek stockholder approval for the issuance of the Units that exceed the applicable limit set forth in such regulations or will cause the Operating Partnership or the Special Partnership to issue to each Contributor, with respect to its ratable portion of the excess number of securities, a separate class of security with identical rights except that such securities would not be redeemable for stock of HMC or Host REIT, as the case may be, but instead would be redeemable by the holder only for an amount of cash equal to the market value of such stock at the time of redemption.

     5.2  Fees and Expenses.  Each party will pay its own legal and due
          -----------------
diligence expenses incurred in connection with the Contribution. The Operating Partnership will pay any fees, charges or other amounts due with respect to the assumption or repayment of the Third Party Loans, including, without limitation, any breakage costs under any interest rate swap, cap or similar agreements. The Operating Partnership will be responsible for costs of any title insurance requested by the Operating Partnership. Real estate transfer and recordation taxes and personal property sales and use taxes will be split equally between the applicable Contributors and the Operating Partnership. The Operating Partnership will pay those expenses for which it is responsible out of the funds available to it upon consummation of the REIT Conversion (or HMC shall pay such expenses at or prior to Closing in the event the REIT Conversion does not occur prior to the Closing).


                                  ARTICLE VI
                            Actions Pending Closing
                            -----------------------

          6.1  Conduct of Business; Maintenance and Operation of Property.
               ----------------------------------------------------------
Contributors and Operating Partnership agree that Contributor shall operate the Asset Projects, and cause the Property Owning Entities to operate the Property Owning Entity Assets between the Contract Date and the Closing Date in accordance with the parameters set forth on Schedule 6.1 attached hereto.
                                            ------------

          6.2  Title Insurance.  Operating Partnership may at its expense
               ---------------
obtain a binding commitments for owners' policies of title insurance, to be issued by a nationally recognized, financially sound title insurance company acceptable to Operating Partnership (the "Title Company"), to Operating Partnership (the "Title Commitment"), committing to insure (i) as to the Asset Projects, the Operating Partnership's good fee simple or leasehold title to the Land and Improvements, and (ii) as to the Mortgage Loans valid first priority liens. The title policies to be issued pursuant to the Title Commitment (the "Title Policies") shall be on American Land Title Association Form and in an amount at least equal to the portion of the Exchange Amount allocable to the value of the Land and the Improvements, or the Mortgage Loans as shown on
Schedule 2.1(e).
---------------

          6.3  Survey.  Operating Partnership may at its expense obtain as-
               ------
built surveys of the Land and Improvements and the real property encumbered by the Mortgage Loan Documents, prepared in conformity with current American Land Title Association/American Congress on Surveying and Mapping standards for "Class-A" surveys and certified to Operating Partnership, Operating Partnership's lender and the Title Company by a duly licensed land surveyor or professional engineer in form and substance satisfactory to Operating Partnership for, among other things, deletion of the standard survey exception from the Title Policy (the "Updated Surveys").

          6.4  HSR Compliance.  Promptly following the Contract Date,
               --------------
Contributors and Operating Partnership shall file any and all necessary applications for approval of the Contribution and the receipt of the Units, Host REIT Shares, Class A Units of the Special Partnership and/or HMC Common Stock required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Approval") and thereafter shall use their reasonable efforts to obtain HSR Approval from the Federal Trade Commission and any other necessary governmental agencies. The filing fees associated with such application shall be split equally between Operating Partnership and Contributors.

          6.5  Cooperation.  Contributors shall reasonably cooperate with
               -----------
Operating Partnership, at the Operating Partnership's expense, in securing the transfer or issuance of any Permits, including, without limitation, a liquor license (with respect to each Hotel Project), necessary to permit the lawful, continuous operation of the Property by Operating Partnership immediately following the Closing Date, but Contributors shall not incur any liability in such cooperation.

          6.6  Inspection.  Operating Partnership shall have the right, upon
               ----------
reasonable notice to Contributors, at its own risk, cost and expense and at any reasonable date or dates prior to Closing, at reasonable times, to enter, or cause its agents or representatives to enter, upon the Asset Projects and Property Owning Entity Assets for the purpose of making surveys or other non-invasive tests, inspections, investigations and studies of the Asset Projects and Property Owning Entity Assets. In addition, Operating Partnership may conduct such architectural, environmental, economic and other studies of the Property as Operating Partnership may, in its sole discretion, deem desirable. Operating Partnership shall not make any physical alterations to the Asset Projects and Property Owning Entity Assets, such entry shall not interfere with the guests or management of the Property, and Operating Partnership shall indemnify and hold Contributors harmless from any cost, claim or expense in connection therewith, except that Operating Partnership's obligations and HMC's as set forth in this sentence shall not extend to previously existing conditions that are discovered by Operating Partnership to be present on, under or about the Asset Projects and Property Owning Entity Assets if not caused by the Operating Partnership. To the extent permitted under the Existing Management Agreements and otherwise in Contributors' control, Operating Partnership shall have complete, unfettered access to all documentation, agreements and other written information in the possession of Contributors or Contributors' agents (excluding any internal analyses or documents covered by attorney-client privilege), and the Existing Managers, related to the Asset Projects and Property Owning Entity Assets and shall have the right to make copies of same.

          6.7  Capitalization of Property Owning Entity.  Except as expressly
               ----------------------------------------
permitted pursuant to the terms of this Agreement from and after the date hereof, no Contributor will permit the Property Owning Entity to (i) terminate or modify in any respect the Property Owning Entity operating agreement or limited liability company agreement, as the case may be, unless the Operating Partnership shall receive 100% of the membership or partnership interests of the Property Owning Entity, (ii) issue, sell, pledge, dispose of, grant or otherwise create any equity interest in Property Owning Entity or any debt securities convertible into or exchangeable for any equity interest in the Property Owning Entity, (iii) purchase, redeem or otherwise acquire or retire, or offer to purchase, redeem or otherwise, acquire or retire any equity interest (including any options with respect to any equity interests in any security convertible or exchange into any equity interest) in the Property Owning Entity, (iv) incur or become contingently liable with respect to any loans other than the Third Party Loans or guarantee any loans other than the Third Party Loans or issue any debt securities, (v) acquire or agree to acquire by merging or consolidating with or by purchasing a substantial equity interest in or a substantial portion of the assets of or by any other manner any business or any corporation, partnership, limited liability company, association or any other business entity, or (vi) acquire, directly or indirectly, any stock of a corporation or any ownership interest in an entity that would be classified as an "association" taxable as a corporation for federal income tax purposes.

     6.8. Conduct of Business of HMC.  During the period from the date of this
          --------------------------
Agreement to the Closing Date, HMC shall not (and it shall cause each other HMC Party not to) declare, set aside or pay any dividends on, or make any other distributions in respect of (including, without limitation, making any rights offering), its common stock (or comparable equity interest) having a record date for determining the stockholders of such HMC Party entitled to receive such dividend or distribution on or prior to the Closing Date, except the declaration and payment of the REIT Conversion Distribution.

     6.9. Non-Solicitation.  HMC hereby agrees that from the date hereof and
          ----------------
for a period of twenty-four (24) months hereafter, HMC, Operating Partnership, SLSC and their respective subsidiaries shall not, on their own or on behalf of any person, firm or company, directly or indirectly, solicit or offer employment to any person who is or has been employed by any of the Contributors at an annual salary in excess of $100,000 per year at any time during the twelve (12) months immediately preceding such solicitation. Contributors hereby agree that from the date hereof and for a period of twenty-four (24) months hereafter, Contributors shall not, on their own or on behalf of any person, firm or company, directly or indirectly, solicit or offer employment to any person who is or has been employed by any of HMC or Operating Partnership at an annual salary in excess of $100,000 per year at any time during the twelve
(12) months immediately preceding such solicitation.

     6.10.  New York Stock Exchange Listing.    Each of HMC, Host REIT and
            -------------------------------
SLSC shall, if permitted by the rules of the New York Stock Exchange (the "NYSE") or such other national securities exchange as any of its stock may be listed (including, without limitation, the NASDAQ Stock Market) , use reasonable efforts to list and keep listed on the NYSE or such other national securities exchange as any of its equity securities may be listed all equity securities which have been issued to the Contributors or their equity members in accordance with this Agreement or in the conversion of any Units issued to the Contributors or their equity members, for so long as its common stock remains so listed.

     6.11   SEC Filings.  Following the date hereof, HMC will prepare and file
            -----------
with the SEC a proxy/prospectus to be distributed to HMC's stockholders in connection with their approval of the REIT Conversion, including any amendments or supplements thereto (the "HMC Proxy/Prospectus"). HMC agrees to provide the Contributors and their respective counsel with any written comments HMC or its counsel may receive from the SEC with respect to the HMC Proxy/Prospectus after the receipt of such comments.

     6.12   Reasonable Efforts.  Contributors and HMC shall use commercially
            ------------------
reasonable efforts to satisfy all conditions precedent to the obligations of the Operating Partnership hereunder, including without limitation obtaining all necessary Third Party Consents (as hereinafter defined).


                                  ARTICLE VII
                        Conditions Precedent to Closing
                        -------------------------------

     7.1  Conditions to Obligations of Operating Partnership.  It shall be an
          --------------------------------------------------
express precondition to Operating Partnership's obligation to purchase the Property that each and every one of the following conditions shall have been satisfied as of the Closing Date (or waived by Operating Partnership).

          (a) Representations and Warranties.  Subject to Section 9.3, each of
              ------------------------------              -----------
Contributors' representations and warranties that is qualified as to materiality shall be true and correct in all respects as if made on and as of the Closing Date, and each of such representations and warranties that is not so qualified shall be true and correct in all material respects as if made on and as of the Closing Date, and the Operating Partnership shall have received a certificate from each of the Contributors to such effect; provided, however, that Contributors shall have no liability thereunder and such certification shall not survive the Closing.

          (b) Covenants of Contributors.  Subject to Section 9.3, Contributors
              -------------------------              -----------
shall have performed or complied with all agreements and covenants required to be performed by them under this Agreement at or prior to the Closing Date that are qualified as to materiality and shall have performed or complied in all material respects with all other agreements and covenants required to be performed by them under this Agreement at or prior to the Closing Date that are not so qualified as to materiality.

          (c) Title and Survey.  A Title Company shall be ready and willing
              ----------------
(conditioned only on payment in full of all premiums) to issue the Title Policy with respect to each Asset Project and Mortgage Loan, subject only to the Permitted Exceptions and the Title Policy shall show no liens, mortgages, deeds of trust, security interests, pledges, charges, options, encroachments, easements, covenants, leases, reservations or restrictions of any kind other than the encumbrances set forth on Schedule 7.1(c) attached hereto (the
                                   ---------------
"Permitted Exceptions"). No easement or encroachment shown on the survey obtained in connection with such Asset Project or Mortgage Loan, other than Permitted Exceptions, shall materially adversely impair the use or operation of the Property.

          (d) Estoppel Certificates.  Subject to Section 8.1(i), Operating
              ---------------------              --------------
Partnership shall have received an estoppel certificate, substantially in the form of Exhibit F hereto, from each of the Existing Managers, other than the
        ---------
Existing Manager at the Ritz Carlton Amelia Island and Ritz Carlton Boston hotels.

          (e) Approvals.  If this transaction, or any part or parts thereof, or
              ---------
the consummation of any of the transactions herein contemplated, shall require authorization or approval of any governmental agency having jurisdiction, all such authorizations and approvals shall have been obtained and shall be in full force and effect on and as of the Closing Date, except where failure to obtain any such approval shall not (i) have a material adverse effect on the financial condition or operations of the Property or (ii) result in any criminal liability or the imposition of any material fine or penalty.

          (f) Third Party Consents.  The consents set forth on Schedule 7.1(f)
              --------------------                             ---------------
shall have been obtained (the "Third Party Consents").

          (g) HSR Filing.  If required by the HSR Act, all applicable waiting
              ----------
periods for the HSR Approval with respect to HMC and the Operating Partnership shall have expired or otherwise been terminated.

          (h) Cross-Collateralized Third Party Loans.  To the extent that any
              --------------------------------------
Third Party Loans are cross-collateralized with other indebtedness which is not a Third Party Loan, Contributors shall obtain a release of such Third Party Loan from the cross-collateralization which release may be effective upon payment in full of one or more Third Party Loans and pay any incremental fees arising solely due to the collateralization upon prepayment or assumption of the Third Party Loan.

          (i) Membership Interest Transfer.  The Operating Partnership shall
              ----------------------------
have ordered and received written results of Uniform Commercial Code Financing Statements, judgment, litigation (including bankruptcy) and tax liens searches dated not earlier than the date which is forty-five (45) days prior to the Closing Date for each Membership Interest Contributor in the state and county of such Membership Interest Contributor's principal place of business or residence if such Membership Interest Contributor is an individual showing no liens, claims, charges, security interests, encumbrances or other matters which relate in any way to such Membership Interest Contributor's membership interest in each Property Owning Entity which will not be paid and released at or prior to Closing, other than liens securing a Third Party Loan to the Property Owning Entity.

          (j) Bulk Transfers.  With respect to each Asset Project, Contributors
              --------------
shall be in compliance with any of the requirements of the bulk transfer provisions of the Uniform Commercial Code in effect in any of the states in which the Asset Project is located, or if not in compliance, Contributors shall agree to indemnify the Operating Partnership for any losses resulting from a failure to comply with such bulk transfer provisions.

          (k) Special Management Agreement Provision.  (i) In the event any
              --------------------------------------
Existing Manager withholds an estoppel certificate under an Existing Management Agreement then (1) the Operating Partnership shall not be relieved of any of its obligations under this Agreement, all of which shall remain in full force and effect and (2) such estoppel certificate from such Existing Manager shall not be a condition to the Operating Partnership's obligations under this Agreement.

              (ii) HMC and the Operating Partnership acknowledge that, the terms of the Swissotel Management Agreements and the limited liability agreement of BRE/Swiss L.C.C., require that Swissotel Holding, Inc. be granted up to a one percent (1%) equity interest in the purchasing entity as a condition to the transfer of the Swissotel Hotel Projects as more particularly described therein. Notwithstanding anything to the contrary contained in this Agreement, the Operating Partnership shall be solely responsible for satisfying such condition at or prior to Closing and the failure of such conditions to be satisfied shall not, directly or indirectly, relieve the Operating Partnership of its obligations under this Agreement.

              (iii) With respect to the Ritz-Carlton, Amelia Island, in the event of an exercise of its right of first refusal by Ritz-Carlton as Existing Manager under the Existing Management Agreement for such Hotel Project, such Hotel Project shall be excluded from the Contribution hereunder and the Exchange Amount shall be reduced by the allocable amount for such Hotel Project as set forth on Schedule 2.1(e) hereto.
         ---------------

          (l) Deliveries.  Operating Partnership shall have received each of the
              ----------
deliveries to it required pursuant to Article VIII of this Agreement.
                                      ------------

     7.2  Conditions to Obligations of Contributors.  The obligations of
          -----------------------------------------
Contributors to effect the Contribution are subject to the satisfaction of, or waiver by Contributors, on or prior to the Closing Date of the following conditions:

          (a) Representations and Warranties.  Each of the representations and
              ------------------------------
warranties of HMC and Operating Partnership set forth in this Agreement that is qualified as to materiality shall have been true and correct on the date of this Agreement, and each of the representations and warranties of HMC and Operating Partnership that is not so qualified shall have been true and correct in all material respects on the date of this Agreement and Contributors shall have received a certificate of HMC and the general partner of Operating Partnership to such effect.

          (b) Performance of Obligations of Operating Partnership.  Each of HMC
              ---------------------------------------------------
and Operating Partnership shall have performed or complied with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are qualified as to materiality and shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are not so qualified as to materiality, and Contributors shall have received a certificate of HMC and the general partner of Operating Partnership to such effect.

          (c) Consummation of REIT Conversion.  The REIT Conversion shall have
              -------------------------------
been consummated on the terms that are not inconsistent with this Agreement and the Host REIT shall qualify as a REIT as of the later of the Closing Date and January 1, 1999.

          (d) Third Party Consents.  Consent of those parties set forth on
              --------------------
Schedule 7.2(d) attached hereto shall have been obtained.
---------------

          (e) Approvals.  If this transaction, or any part or parts thereof, or
              ---------
the consummation of any of the transactions herein contemplated, shall require authorization or approval of any governmental agency having jurisdiction, all such authorizations and approvals shall have been obtained and shall be in full force and effect on and as of the Closing Date, except where failure to obtain any such approval shall not (i) have a material adverse effect on the financial condition or operation of the Property or (ii) result in any criminal liability or the imposition of any material fine or penalty.

          (f) HSR Filing.  If required by the HSR Act, all applicable waiting
              ----------
periods for the HSR Approval with respect to the Contributors shall have expired or otherwise been terminated.

          (g) Deliveries.  The Contributors shall have received each of the
              ----------
deliveries required pursuant to Article VIII of this Agreement.
                                ------------

          (h) Lender Releases.  The Contributors shall have received releases
              ---------------
for the period from and after the Closing Date from the Lenders with respect to any recourse or guaranty obligations of the Contributors of their members, partners or affiliates under the Third Party Loans, including, without limitation, nonrecourse carveout exceptions guarantees and environmental indemnities; provided, that, in lieu of obtaining such releases, Operating Partnership at its sole option can provide an indemnification of Contributors with respect to such obligations.

     7.3  Exclusion of Assets.  (a) If, with respect to any Property, a
          -------------------
consent set forth on Schedule 7.1(f) is not obtained on or before Closing, the
                     ---------------
Operating Partnership shall have the right upon 10 days notice to the Contributors, to exclude such Property from the transactions contemplated hereby and the Exchange Amount shall be reduced by the portion of the Exchange Amount allocated to such Property set forth on Schedule 2.1(e). Upon any such
                                        ---------------
exclusion, all representations, warranties, covenants and agreements with respect to such Property shall be deemed deleted from this Agreement. In the event the Operating Partnership elects to waive the requirement for any such consent which has not be obtained, the Operating Partnership shall indemnify, defend and hold harmless each

Contributor, its agents, employees, partners, members, officers, directors and shareholders from and against any and all Losses arising out of or relating to the acquisition of such Property without such consent having been obtained.

          (b) The Operating Partnership acknowledges that the contribution by Contributor of the Beverly Hills Loan pursuant to the terms of this Agreement has not, as of the date of this Agreement, been authorized by the requisite membership approval of BRE/Burton Way L.L.C. Such approval may not be obtained, and certain members in BRE/Burton Way L.L.C. may elect to transfer their interests therein and not authorize a sale of the Mortgage Loan. In the event the contribution of the Beverly Hills Loan has not been authorized by the requisite member approval of BRE/Burton Way L.L.C. by May 11, 1998, the Beverly Hills Mortgage Loan will be excluded from the transactions contemplated hereby and the Exchange Amount shall be reduced by the portion of the Exchange Amount allocated to such Property set forth on Schedule 2.1(e). Upon such exclusion,
                                        ---------------
all representations, warranties, covenants and agreements with respect to such Property shall be deemed deleted from this Agreement.


                                  ARTICLE VIII
                                   Deliveries
                                   ----------

          8.1  General Closing Deliveries.    The parties shall deliver the
               --------------------------
following documents at Closing:

               (a) Opinion of Contributors' Counsel. Each Contributor shall
                   --------------------------------
deliver a legal opinion substantially in the form of Exhibit G to be attached
                                                     ---------
hereto within forty-five (45) days of the date hereof or otherwise reasonably satisfactory to Operating Partnership.

          (b) Opinion of HMC's and Operating Partnership's Counsel.  HMC and
              ----------------------------------------------------
Operating Partnership shall deliver a legal opinion substantially in the form of Exhibit H to be attached hereto within forty-five (45) days of the date hereof
---------
or otherwise reasonably satisfactory to Contributors.

          (c) FIRPTA Certificate.  Each Contributor shall deliver a certificate,
              ------------------
dated as of the Closing Date, to establish that such Contributor is not a foreign person for the purposes of the Foreign Investors in Real Property Tax Act.

          (d) Representation Certificates.  Each Contributor, HMC and Operating
              ---------------------------
Partnership shall each deliver the certificates regarding representations, warranties and covenants set forth in Sections 7.1(a), 7.2(a) and 7.2(b).
                                      ----------------------------------

          (e) Closing Statement.  Each Contributor and Operating Partnership
              -----------------
shall each deliver fully executed counterparts of the Closing Statement.

          (f) Restated Operating Partnership Agreement, Registration Rights
              -------------------------------------------------------------
Agreement and Tax Protection Agreement.  Each Contributor and Operating
--------------------------------------
Partnership shall each deliver fully executed counterparts to the Restated Operating Partnership

Agreement, the Agreement to Hold Certain Properties and to Maintain Certain Indebtedness and the Registration Rights Agreement.

          (g) Title Affidavits.  Each Contributor shall deliver the title
              ----------------
affidavits required by the Title Company to issue the Title Policies in substantially the form to be agreed upon by HMC and Contributors within forty-five 45) days hereafter.

          (h) Transfer Tax Forms and Other Local Affidavits.  Each Contributor
              ---------------------------------------------
and Operating Partnership shall deliver any transfer tax forms or other transfer tax affidavits required in each of the jurisdictions in which the Asset Projects are located.

          (i) Estoppel Certificates.  Each Contributor shall deliver fully
              ---------------------
executed originals of the Existing Management Agreement estoppel certificates required under this Agreement if not previously delivered to Operating Partnership, or Contributor, at its option, shall provide an estoppel certificate substantially in the form of Exhibit J hereto for each Existing
                                         ---------
Management Agreement for which no estoppel was obtained. Liability of Contributor under such estoppel certificates shall not be limited by the provisions of Section 9.3 hereof.
              -----------

          (j) Notification Letters.  Each Contributor shall deliver notification
              --------------------
letters to all persons who are named tenants or lessees under a Space Lease of the Asset Projects, dated as of the Closing Date, notifying such tenant or lessee that (i) the Asset Project has been transferred to Operating Partnership (or that the ownership interest in the Property Owning Entity has been transferred, as applicable), (ii) all of Contributor's right, title and interest in and to such leases (and any deposits made thereunder) have been assigned to Operating Partnership and (iii) commencing immediately, all rent and other payments and any notices under such leases are to be paid and sent to Operating Partnership or as Operating Partnership may direct.

          (k) Authority.  Contributors and Operating Partnership shall each
              ---------
deliver copies of the following: (i) any consent required for the authorization of the Contribution, certified as true and correct by the managing member of Contributors and the general partner of Operating Partnership, (ii) a certificate of good standing or existence, as applicable issued by its state of organization, (iii) a certificate of incumbency, and (iv) any other documents reasonably required by Contributors, Operating Partnership or the Title Company to evidence either party's authority to consummate the Contribution.

          (l) Other Documents.  Contributors and Operating Partnership shall
              ---------------
each deliver such other documents and instruments as may be reasonably requested by the other party or the Title Company to effectuate the transactions contemplated by this Agreement.

          (m) Cash Amount and Units.  Operating Partnership shall deliver the
              ---------------------
Cash Amount, Units, SLSC capital stock and cash as required by Section 2.1 of
                                                               -----------
this Agreement or Class A Units pursuant to Section 5.1(c) of this Agreement
                                            --------------
(other than cash payable following the post-closing adjustments pursuant to
Section 5.1(b) or Article XII of the Agreement and Units and other consideration
--------------    -----------
delivered under Section 2.1(b)(iii)).
                -------------------

          8.2  Asset Project Closing Deliveries.  In addition to the General
               --------------------------------
Closing Deliveries, for Asset Project contributions, the parties shall deliver the following documents at Closing:

          (a) Deed.  Contributors shall deliver bargain and sale without
              ----
covenants against grantor's acts (or with covenants against grantor's acts if necessary to obtain the title insurance required in accordance with this Agreement at standard rates or less) or the legal equivalent in each jurisdiction, in recordable form conveying Contributors' title to the Asset Projects, dated as of the Closing Date, conveying to Operating Partnership, or another HMC Party or a subsidiary of an HMC Party title, to such Asset Projects as required hereunder.

          (b) Bill of Sale.  Contributors shall deliver a bill of sale, dated as
              ------------
of the Closing Date, conveying to Operating Partnership, or another HMC Party or a subsidiary of an HMC Party, the Personal Property free of all encumbrances other than the Permitted Exceptions, and with respect to any vehicles, all such instruments and forms as are necessary or appropriate to transfer registration of ownership.

          (c) Assignment of Permits.  Contributors shall deliver an assignment
              ---------------------
of all applicable Permits related to the Asset Projects if and to the extent assignable to Operating Partnership (or another HMC Party or a subsidiary of an HMC Party).

          (d) Assignment and Assumption of Contracts.  Contributors and the
              --------------------------------------
Operating Partnership shall deliver an assignment and assumption of all Contracts for the Asset Projects (except the Existing Management Agreements for the Office Projects, which will be terminated as of the Closing Date).

          (e) Assignment of Warranties.  Contributors shall deliver to Operating
              ------------------------
Partnership (or another HMC Party or a subsidiary of an HMC Party) an assignment of any assignable warranties (including any warranties with respect to FF&E), payment and performance bonds and other assignable obligations of any contractor, architect, engineer, designer, supplier or other party involved in the development or supplying of the Property to Operating Partnership (or another HMC Party or a subsidiary of an HMC Party).

          (f) Assignment and Assumption of Space Leases.  Contributors and the
              -----------------------------------------
Operating Partnership shall deliver an assignment and assumption of the Space Leases for the Asset Projects to Operating Partnership (or another HMC Party or a subsidiary of an HMC Party).

          8.4  Membership Interest Transfers    In addition to the General
               -----------------------------
Closing Deliveries, for Membership Interest transfers, the parties shall deliver the following documents at Closing:

          (a) Assignment and Assumption of Membership Interest.  Each Membership
              ------------------------------------------------
Interest Contributor, Contributor and the Operating Partnership shall deliver an assignment and assumption of membership interests (each an "Assignment of Membership Interest") transferring and conveying to the Operating Partnership or its designee (and assumed by the Operating Partnership) all right, title and interest in and to its respective membership interests in the Property Owning Entity as required by this Agreement.

          (b) Bank Accounts.  Each Membership Interest Contributor shall deliver
              -------------
to Operating Partnership evidence reasonably satisfactory to Operating Partnership that all parties affiliated with the Membership Interest Contributors shall have been removed as authorized signatories from all Property Owning Entity bank accounts and security deposit accounts.

          8.5  Mortgage Loans Contribution.  In addition to the General
               ---------------------------
Closing Deliveries, as to the Mortgage Loans, the parties shall deliver the following documents at Closing:

               (a) Each Contributor shall deliver to the Operating Partnership the originals of the notes, endorsed to the order of Operating Partnership, or lost note affidavits.

               (b) Each Contributor shall deliver to the Operating Partnership the originals (to the extent in Contributor's possession or control) or copies of the Loan Documents.

               (c) Each Contributor and Operating Partnership shall deliver executed counterparts of an Assignment and Assumption of Loan Documents in a form reasonably acceptable to Operating Partnership and the Contributors pursuant to which Contributor shall convey to Operating Partnership title to the Loan Documents and the Operating Partnership shall assume all obligations thereunder from and after the Closing Date.

          8.6  Management Interest Contribution.  In addition to the General
               --------------------------------
Closing Deliveries, as to the Management Interest Contribution, the Management Interest Contributor and the Operating Partnership shall deliver an assignment and assumption of the Management Interest transferring and conveying to the Operating Partnership all of the Management Interest Contributor's right, title and interest in and to the Management Interest as reasonably required by this Agreement, together with all other documents and agreements required to transfer such Management Interest.

          8.7  Assignments.    All assignments, endorsements, bills of sale and
               -----------
other transfer documents delivered under this Agreement shall be made without representation or recourse of any kind whatsoever except as expressly set forth in this Agreement.


                                   ARTICLE IX
                            Termination and Default
                            -----------------------

          9.1  Termination.
               -----------

               This Purchase Agreement may be terminated under any one or more of the following circumstances:

               (a) at any time before the Closing Date, by the mutual consent of the parties hereto;

               (b)   subject to Section 9.3, by Operating Partnership, by
                                -----------
written notice of termination delivered to Contributors, if any of the conditions set forth in Section 7.1 have not been satisfied by March 31, 1999;
                        -----------

               (c) by Contributors by written notice of termination delivered to Operating Partnership, if any of the conditions set forth in Section 7.2 have
                                                                -----------
not been satisfied by March 31, 1999; or

               (d) by Contributors, if (i) the REIT Conversion shall not have been consummated on or before March 31, 1999 or (ii) HMC publicly announces that it is no longer seeking to complete the REIT Conversion.

          Notwithstanding anything else contained in this Agreement, the right to terminate this Agreement under Sections 9.1(b) or (c) shall not be available
                                  ----------------------
to any party whose failure to fulfill its obligations or to comply with its covenants under this Agreement has been the cause of, or resulted in, the failure to satisfy any condition to the obligations of either party hereunder.

          9.2  Operating Partnership's or HMC's Default.  If Operating
               ----------------------------------------
Partnership or HMC is in material breach of its representations, warranties, covenants or agreements under this Agreement or has failed, refused or is unable to consummate the Contribution by the Closing Date, when obligated to do so, Contributors, at their option, may (i) terminate their obligations under this Agreement by giving Operating Partnership written notice thereof in accordance with Section 9.1 and sue for damages which shall, (x) in any event, include all
     -----------
actual out-of-pocket fees or expenses incurred by Contributors in connection with this Agreement, the inspections of the Property or the transactions contemplated by this Agreement, and (y) be limited to actual damages, (ii) specifically enforce the terms and conditions of this Agreement, (iii) avail themselves of any other rights and remedies available at law or in equity as a result of such default by Operating Partnership, including specific performance (except to the extent limited by (y)) or (iv) avail themselves of any combination of the foregoing.

          9.3  Pre-Closing Contributor Defaults. (a) If at or prior to the
               --------------------------------
Closing (except with respect to a claim under Section 3.2(b), which may be made
                                              --------------
prior to, at, or after Closing):

               (i) one or more representations or warranties made by the Contributors under Article III shall prove not to be true and correct
                             -----------
          as of the date made or deemed made and Contributors shall have failed or been unable to promptly cure the same;

               (ii) Contributors shall fail to perform in any respect any obligations required to be performed by Contributors under this

          Agreement prior to or at the Closing, including, without limitation, conveying title to the Land and Improvements in the conditions required under Section 7.1(c);
                         --------------

and as a result of the occurrence of any such events (each, a "Pre-Closing Contributor Default"):

               (A) a Level I Defect arises, then HMC and the Operating Partnership as its sole remedy arising out of such Pre-Closing Contributor Defaults shall receive a credit against the Exchange Amount in an amount equal to the difference between (x) the amount of Loss arising out of such Pre-Closing Contributor Defaults and (y) $5,000,000;

               (B) a Level II Defect arises, then HMC and the Operating Partnership as its sole remedy arising out of such Pre-Closing Contributor Defaults shall receive credit against the Exchange Amount in an amount equal to $20,000,000; and

               (C) a Level III Defect arises, then HMC and the Operating Partnership will have the right to give the Contributors notice (a "Termination Notice") that it intends to terminate this Agreement in accordance with Section
                                                                        -------
9.4. If, within ten (10) Business Days of receipt of a Termination Notice, the
---
Contributors give HMC and the Operating Partnership a notice (the "Nullification Notice") that they will provide the Operating Partnership with a credit against the Exchange Amount equal to the sum of (1) $20,000,000 plus (2) the difference between (x) the Loss arising out of such Pre-Closing Contributors Defaults and
(y) $40,000,000, then such Termination Notice shall be nullified and HMC and the Operating Partnership as its sole remedy arising out of such Pre-Closing Contributor Default shall receive such credit against the Exchange Amount. If the Nullification Notice is not given within such ten (10) Business Day period, this Agreement shall terminate, in which event the parties hereto shall have no further obligations under this Agreement except with respect to any obligations specifically provided in this Agreement to survive termination, unless HMC and the Operating Partnership elect, within an additional ten (10) Business Days, to treat such Default as a Level II Defect.

          For purposes of this Section 9.3:
                               -----------

               A "Level I Defect" shall arise upon the occurrence of one or more Pre-Closing Contributor Defaults which, in the aggregate, result in a Loss in an amount in excess of $5,000,000 but less than $25,000,000.

               A "Level II Defect" shall arise upon the occurrence of one or more Pre-Closing Contributor Defaults which, in the aggregate, result in a Loss in an amount in equal to or in excess of $25,000,000 but less than $40,000,000.

               A "Level III Defect" shall arise upon the occurrence of one or more Pre-Closing Contributor Defaults which, in the aggregate, result in a Loss in an amount equal to or in excess of $40,000,000.

               "Defect" shall mean a Level I Defect, a Level II Defect or a Level III Defect.

               "Loss" shall mean any loss, liability, cost, damage or expense (including, without limitation, reasonable attorneys' fees) incurred by HMC, the Operating Partnership or any other HMC Party or any other respective subsidiaries arising out of a Pre-Closing Contributor Default.

          (b)  Except as otherwise provided in Sections 9.3(d) and (e) of this
                                               -----------------------
Agreement, if a Pre-Closing Contributor Default occurs which does not give rise to a Defect, then HMC and the Operating Partnership shall not be entitled to, and Contributors shall not be obligated to, provide any reduction in or credit against the Exchange Amount and HMC and the Operating Partnerships hereby expressly waives, relinquishes and releases any right or remedy at law or at equity (but not under this Agreement) to make any claim arising out of such Pre-Closing Contributor Default.

          (c) If one or more Pre-Closing Contributor Defaults occur which, individually or in the aggregate, give rise to a Defect, then upon HMC and the Operating Partnership receiving a credit against the Exchange Amount, as provided in paragraph (a) above, such Pre-Closing Contributor Default shall be deemed cured and HMC and the Operating Partnership shall not be entitled to, and the Contributors shall not be obligated to, provide any further reduction in or credit against the Exchange Amount or other remedy under this Agreement or otherwise and each of HMC and the Operating Partnership hereby expressly waives, relinquishes and releases any right or remedy at law, at equity or under this Agreement or otherwise to make any claim arising out of such Pre-Closing Contributor Default.

          (d) With respect to any Pre-Closing Contributor Default arising solely out of either Contributors willful failure to comply in any respect with the Operating Standards attached hereto as Schedule 6.1, or to comply fully with
                                           ------------
any of its monetary obligations under the Operating Standards which is not cured by the Contributors at or prior to Closing, then HMC and the Operating Partnership as its sole remedy arising out of such Pre-Closing Contributor Default shall receive a credit against the Exchange Amount in an amount equal to the amount of Loss arising out of such Pre-Closing Contributor Default without regard to the limitations set forth in Section 9.3(a) hereof. Any Loss for
                                       --------------
which a credit is provided under this subsection (d) shall not be included as a Loss for purposes of determining the remedies for Defects under Section 9.3(a).
                                                                --------------

          (e) With respect to any Pre-Closing Contributor Default arising solely out Contributor's breach of the representations and warranties set forth at Section 3.2(a) hereof as of the date made or deemed made, HMC and the
   --------------
Operating Partnership shall be entitled to receive a credit against the Exchange Amount in the amount of the Loss therefrom up to $20,000,000, and any Loss in excess of $20,000,000 shall be deemed a Loss subject to the limits set forth in
Section 9.3(a) above and giving rise to the rights and obligations set forth in
--------------
such Section 9.3(a).
     --------------

          (f) In the event that any claim of a Loss is disputed in writing by Contributors within five (5) days of notice thereof from HMC and the Operating Partnership, the amount of the claimed credit against the Exchange Amount (not to exceed $20,000,000.00) shall be deposited in escrow pending resolution of such dispute with a third-party escrow agent to be selected by the parties hereto, and pursuant to escrow instructions to be agreed upon by the parties hereto, within forty-five (45) days of the date of this Agreement.

          9.4  Contributors' Default.  In addition to HMC's and the
               ---------------------
Operating Partnership's rights and remedies under Sections 9.1 and 9.3, if
                                                  --------------------
Contributors are in material breach of their covenants or agreements under this Agreement or have failed, refused or are unable to consummate the Contribution by the Closing Date, when obligated to do so, HMC or Operating Partnership may specifically enforce the terms and conditions of this Agreement, without proving irreparable harm or posting a bond or other similar requirements.

                                   ARTICLE X
                                   [Reserved]



                                   ARTICLE XI
                           Casualty and Condemnation
                           -------------------------

          11.1  Casualty and Condemnation. If, prior to Closing, (a)
                -------------------------
condemnation proceedings are commenced against any portion of the Asset Projects, or (b) any portion of the Asset Projects is damaged by fire or other casualty, at the Closing, the Exchange Amount shall be reduced by the sum of (i) the amount of the insurance proceeds or condemnation award received by the Contributors prior to the Closing Date with respect to such casualty or condemnation (except to the extent such proceeds or awards are applied to restore or repair the Property with the approval of HMC or as required by the Existing Management Agreement or applicable loan documents), (ii) the amount of any deductible under applicable insurance policies and, (iii) to the extent that there is any damage for which the cost of repair exceeds the coverage limitations of the applicable insurance policies, the amount of such excess shall be deemed a "Loss" for purposes of Section 9.3 and shall be subject to the
                                         -----------
limitations, rights and obligations set forth therein. In addition, at the Closing, the Contributors shall assign all unpaid insurance proceeds and casualty awards to the Operating Partnership. All insurance and condemnation settlements shall be subject to the prior written approval of Operating Partnership, which shall be entitled to participate in all negotiations with third parties in respect of such settlements.

          11.2  Risk of Loss.  Subject to the provisions of this Article XI,
                ------------                                     ----------
the risk of loss or damage to the Asset Projects, Property Owning Entity Assets or Mortgage Loan Collateral shall be with the Operating Partnership from and after the date of this Agreement. Except as provided in Section 9.3, the
                                                         -----------
Operating Partnership shall be required to fully perform under this Agreement notwithstanding any casualty or condemnation to any Asset Projects, Property Owning Entity Assets or Mortgage Loan Collateral.

                                  ARTICLE XII
                                 Apportionments
                                 --------------

          12.1  Hotel Project and Membership Interest Apportionments.  With
                ----------------------------------------------------
respect to the Hotel Projects and Property Owning Entities, the following apportionments shall be made:

                (a)  Current Assets and Liabilities. The parties shall determine
                     ------------------------------
the amount of "Current Assets" and "Current Liabilities" (as those terms and defined under generally accepted accounting principles, in accordance with
GAAP), separately with respect to each Hotel Project or Property Owning Entity Asset. Without limitation of the foregoing, Current Assets will include Inventories as defined in Hotel Personal Property and Current Liabilities shall mean all liabilities due and payable within twelve (12) months of the date of Closing. With respect to each Hotel Project or Property Owning Entity Asset (excluding the Four Seasons Beverly Hills), if the sum of $400,000 plus Current Liabilities for such Hotel Project or Property Owning Entity Asset exceeds Current Assets, Operating Partnership shall receive a credit against the Exchange Amount equal to such excess. With respect to each Hotel Project or Property Owning Entity Asset, if Current Assets exceed the sum of $400,000 plus Current Liabilities for such Hotel Project or Property Owning Entity Asset, the Exchange Amount shall be increased by the amount of such excess. With respect to the Hotel Project known as the Swisshotel Chicago, the real property tax portion of "Current Liabilities" shall be deemed to include solely that portion of the pro rata portion of the real property taxes payable during the calendar year in which the Closing occurs.

          (b)  FF&E Reserves.  Operating Partnership shall be entitled to retain
               -------------
the amount of all FF&E Reserves at Closing without any adjustment to the Exchange Amount.

          (c)  Other Capital Expenditures.  If, after the date hereof, the
               --------------------------
Contributor funds any capital reserves or makes any capital expenditures in excess of the base FF&E reserves under the Existing Management Agreements with the written approval of HMC in accordance with the Operating Standards, Contributors shall be entitled to an increase in the Exchange Amount in the amount of such excess. With respect to the Four Seasons Atlanta, if after the date of this Agreement the Third-Party Loan held by Four Seasons Hotels Limited is increased by one or more additional fundings thereunder to finance the cost of capital expenditures and related items, the Exchange Amount shall be increased by the aggregate increase in the principal amount of such Third Party Loan. Any expenditures of funds from, or increase in the funds in, the special reserve account for the four Swissotel Hotel Projects, which has a base balance of approximately $5.5 million, or the special reserve account for the Hyatt Burlingame Hotel Project, which has a balance of approximately $5.0 million, shall not result in any change in the Exchange Amount under this paragraph.

          12.2  Office Apportionments.  With respect to the Office Projects,
                ---------------------
the following apportionments shall be made:

                (a) General.  The following apportionments shall be made with
                    -------
respect to the Office Projects as of the Closing Date: (i) real estate taxes, personal property taxes, special assessments and vault charges, if any, on the basis of the fiscal period for which assessed; (ii) amounts which have been paid or are payable under the Existing Management Agreements, the Contracts, the Equipment Leases, the Space Leases and the Permits relating to Office Projects;
(iii) prepaid advertising expenses; (iv) commissions of credit and referral organizations; and (v) all other charges and fees customarily prorated and adjusted in similar transactions.

                (b)  Utilities. Water, sewer, electric, fuel oil and other
                     ---------
utility charges shall be prorated as of the Closing Date unless such utilities are billed to and paid directly by a tenant currently in possession of a portion of the premises under a Lease, in which event no proration shall be made except to the extent any such charges have been paid by Contributor. If consumption of any of the foregoing is measured by meter, Contributor shall, prior to the Closing Date, obtain a reading of each such meter and a final bill as of the Closing Date. If there is no such meter or if the bill for any of the foregoing has not been issued as of the Closing Date, then the charges therefor shall be adjusted at the Closing Date on the basis of the charges of the prior period for which such bills were issued and shall be further adjusted between the parties when the bills for the correct period are issued. Contributor and Operating Partnership shall cooperate to cause the transfer of utility accounts from Contributor to Operating Partnership to the extent not held directly by tenants. Any utility security deposits to be refunded shall be the property of Contributor, and Contributor shall be credited at Closing with the amount of any such deposits assigned to Operating Partnership.

          (c)  Operating Pass-Throughs.  Any operating cost pass-throughs or
               -----------------------
other sums paid by the tenants under the Space Leases relating to the Office Projects to Contributor shall be apportioned as follows: (i) all amounts paid prior to the Closing Date for periods prior to the Closing Date shall be retained by Contributor; (ii) any amounts payable by the tenants under the Space Leases relating to the Office Projects but not yet billed or collected on the Closing Date which reimburse Contributor for charges accruing prior to the Closing Date shall be paid by Operating Partnership to Contributor immediately upon collection of such amounts (and Operating Partnership hereby expressly agrees to use commercially reasonable efforts to collect such amounts on behalf of Contributor); and (iii) all amounts payable by tenants to reimburse for charges accruing for the period beginning on, and continuing after the Closing Date, shall be retained by Operating Partnership when collected. Any reimbursement amounts paid by tenants under the Space Leases which are not specifically attributable to a specified period shall be applied first to any amounts payable to Operating Partnership pursuant to clause
(iii) above and then to any amounts payable to Contributors pursuant to clause
(ii) above. If, as of the Closing Date, the tenants under the Space Leases relating to the Office Projects have been billed and have paid estimated reimbursements for charges accruing on or after the Closing Date, such collected amounts shall be prorated as of the Closing Date, and, when such estimates are reviewed to compare with actual expenses, Operating Partnership shall notify Contributor and Contributor shall return any amounts received in excess of actual expenses and, provided that such amounts were actually collected, Operating Partnership shall pay Contributor amounts charged to the tenants for shortfalls in the estimate. Contributor shall not be liable for any refunds of operating cost pass-throughs unless Operating Partnership has given notice of such refunds to Contributor not later than the first (1st) anniversary of the Closing Date and has given Contributor the opportunity to participate in the determination of any such refund.

          (d)  Rent or Income.  All amounts received as rent or other income
               --------------
accruing for or arising from operation of the Office Projects prior to the Closing Date, which rent or income is attributable to the period prior to the Closing Date, shall be retained by Contributor. If such amounts are received by Operating Partnership, or by Contributor or the Existing Managers, after the Closing Date which accrued during periods prior to the Closing Date, Operating Partnership shall remit or direct Existing Managers to remit such amounts promptly to Contributor, provided that amounts received which were not specifically designated as applicable to the period prior to the Closing Date shall first be applied to pay current rents due after the Closing Date and thereafter amounts received shall be applied to delinquent rent accrued prior to the Closing Date. If such amounts are received by Contributor after the Closing Date, Contributor shall remit such amounts promptly to Operating Partnership unless such amounts are payable to the Contributors pursuant to this subsection
(d). Operating Partnership shall use commercially reasonable efforts to collect on behalf of Contributor any rents and other income accruing or arising from operation of the Property prior to the Closing Date. Percentage rents due for periods including the Closing Date shall be prorated between Contributor and Operating Partnership on a per diem basis.

          (e)  Security Deposits.  An amount equal to the sum of all cash
               -----------------
security deposits held by Contributor under the terms of the Space Leases be credited to Operating Partnership at Closing provided that Operating Partnership assumes by written instrument delivered on the Closing Date the obligation for proper disposition of the security deposits as provided in the Space Leases.

          (f)  Leasing Commissions. Operating Partnership shall receive a credit
               -------------------
equal to all leasing commissions due to leasing or other agents for the current remaining term of each Space Lease relating to the Office Projects (determined without regard to any unexercised termination or cancellation right). Operating Partnership shall assume, in writing, the obligation to pay any such leasing commissions due thereunder after the Closing Date up to the amount of such credit. Operating Partnership shall promptly return to Contributor any such commission that, due to later events, does not become due and payable. At Closing, Operating Partnership shall assume leasing commissions which may become due as a result of the renewal or expansion of any Lease as a result of the exercise of such right after the date of this Agreement.

          (g)   Tenant Improvements and Allowances.  Tenant improvement expenses
                ----------------------------------
(including all hard and soft construction costs, whether payable to the contractor or the tenant), tenant allowances, rent abatement, moving expenses and other out-of-pocket costs which are the obligation of the landlord under the Space Leases relating to the Office Projects shall be allocated as follows:

          (i)   Existing TI Obligations. As to any tenant improvement obligation
                -----------------------
arising under any Space Leases relating to the Office Projects other than with respect to renewal or expansion rights under such Space Leases relating to the Office Projects properly exercised after the date of this Agreement (collectively, "Existing TI Obligations"), which has not been completed and paid in full as of the Closing Date, such costs as reasonably agreed by Operating Partnership and Contributor shall be withheld from the Exchange Amount at Closing, placed in an escrow with the Title Company, and Operating Partnership shall be responsible for completing and paying such Existing TI Obligations. Any funds held in the escrow shall be released to Operating Partnership without any requirement for the consent of Contributor and shall be used by Operating Partnership to pay the landlord's share of such tenant improvements and allowances.

          (ii)  New TI Obligations.  As to any tenant improvement obligation
                ------------------
arising under any Space Leases relating to the Office Projects or amendments entered into during the pendency of this Agreement and approved by Operating Partnership pursuant to Schedule 6.1, or renewals or expansion rights properly
                        ------------
exercised after the date of this Agreement (collectively, "New TI Obligations"), Operating Partnership shall reimburse Contributor for the cost for New TI Obligations properly performed and paid for by Contributor to the extent such obligations were expressly approved in writing by Operating Partnership, and Operating Partnership shall assume the obligation to perform and pay for such New TI Obligations.

          (iii) Change Orders. Contributor shall not agree to any change orders
                -------------
or additions to tenant improvements or changes in the scope of work or specifications with respect to Existing TI Obligations or New TI Obligations without Operating Partnership's prior written approval.

          (iv)  Assignment of Construction-Related Contracts.  If Operating
                --------------------------------------------
Partnership is responsible for completing tenant improvements pursuant to the foregoing provisions, Contributor shall assign to Operating Partnership at Closing all contracts (including, without limitation, contracts with contractors, architects or consultants) related to such construction, pursuant to an assignment instrument in form and substance acceptable to Operating Partnership, and Contributor further shall cause to be delivered to Operating Partnership at Closing written consents and acknowledgments of such other parties to such contracts consenting to such assignment and otherwise in form and substance acceptable to Operating Partnership.

          12.3  Boston Loan Apportionments.  Apportionments with respect
                --------------------------
the Property Owning Entity Asset known as the Ritz Carlton Boston shall be made in accordance with Section 12.1 as if 100% of the Ritz Carlton Boston is being transferred to the Operating Partnership hereunder. There shall be no separate apportionments or adjustments to the Exchange Amount with respect to the Boston Loan.

   12.4   Management Interest Apportionments.  With respect to the Management
          ----------------------------------
Interest, distributions under the operating agreement of Swissotel Management
(US) L.L.C. allocable to the Management Interest shall be estimated and apportioned as of the Apportionment Date.

   12.5   Reduction of Assessments.  If, subsequent to the Closing Date, any
          ------------------------
proceeding shall result in any reduction of assessment for the fiscal year in which the Closing Date occurs (or, with respect to the Hotel Project located in Illinois, the immediately prior Fiscal year), then the amount of tax saving or refund for such fiscal tax year, less the reasonable expenses (including fees and disbursements payable to attorneys or consultants) incurred in connection with such proceedings, shall be apportioned between Contributor and Operating Partnership as of the date real estate taxes are apportioned under this Agreement. Neither Contributor nor Operating Partnership shall withdraw, settle or compromise any tax reduction proceeding affecting the Property and pending on the date of the execution and delivery of this Agreement by each party without the prior written consent of the other except that the consent of Contributor shall not be required for fiscal periods occurring subsequent to the Closing Date. Contributor and Operating Partnership each agree that their respective consents shall not be unreasonably withheld or delayed.

   12.6   Accounting.
          ----------

          (a) Adjustments.  At least three (3) business days prior to the
              -----------
Closing Date, Contributors shall make a good faith estimate of the Adjustments to be deducted from or added to the Exchange Amount pursuant to Section 2.1
                                                                -----------
above to reflect the proration items set forth in this Article XII.  The
                                                       -----------
computation of the adjustments shall be jointly prepared by Contributors and Operating Partnership and, upon the request of either Operating Partnership or Contributors, shall be reviewed by a mutually acceptable accounting firm jointly selected by Contributors and the Operating Partnership (the "Accountants") and reviewed by representatives of both Operating Partnership and Contributors. To the extent that the exact amount of an Adjustment cannot be precisely determined as of the Closing Date, the Accountants shall estimate the amount thereof, for purposes of computing the Adjustment and shall determine the exact amount in connection with the Post-Closing Adjustment pursuant to Section 12.6(b) below.
                                                        ---------------

          (b) Post-Closing Adjustment.  Within one hundred and eighty (180) days
              -----------------------
after the Closing Date, Operating Partnership shall deliver to Contributors in writing and in reasonable detail a good faith final determination of the Adjustments as of the Closing Date, which amount shall include a final calculation of Current Assets and Current Liabilities (collectively, the Post-Closing Adjustment). Contributors shall assist Operating Partnership in making such determination, and Operating Partnership shall provide Contributors with reasonable access to the Property, for the purpose of determining the Post-Closing Adjustment. The computation of the Post-Closing Adjustment shall be jointly prepared by Contributors and Operating Partnership and, upon the request of either Operating Partnership or Contributors, shall be reviewed by the Accountants.

          (c)  Payment of Post-Closing Adjustment.  If the Post-Closing
               ----------------------------------
Adjustment is such that the Adjustments as of the Apportionment Date resulted in an underpayment to Contributors, then Operating Partnership shall pay such amount to Contributors in cash within two (2) business days following the final determination of the Post-Closing Adjustment. If the Post-Closing Adjustment is such that the Adjustments as of the Apportionment Date resulted in an overpayment to Contributors, then Contributors shall pay such amount to Operating Partnership in cash within two (2) business days following the final determination of the Post-Closing Adjustment.

          (d)  Determination Final.  The determination by the Accountants shall
               -------------------
be binding on both Contributor and Operating Partnership. The fees and expenses of the Accountants shall be borne one-half each by Contributor and Operating Partnership.

                                  ARTICLE XIII
                                 Miscellaneous
                                 -------------

   13.1   Survival. Except as specifically set forth in Section 3.2(b), the
          --------                                      --------------
representations and warranties contained in this Agreement and covenants to the extent to be performed prior to or at Closing shall not survive after the Closing. All other covenants, indemnities and provisions of this Agreement shall survive the Closing unless otherwise expressly provided herein.

   13.2  Assignment. (a) Operating Partnership may (i) assign this Agreement,
         ----------
without the consent of Contributors, to HMC or to a wholly owned subsidiary of the Operating Partnership or (ii) designate title to all or a portion of the Property to be transferred directly to one or more subsidiaries of the Operating Partnership. Except as otherwise provided in Section 2.2, the Contributors may, without the consent of the Operating Partnership or HMC, designate one or more of the partners or members (directly or indirectly) or advisors to take title to all of the Units or SLSC stock to be delivered under this Agreement. Otherwise, no party shall assign or transfer or permit the assignment or transfer of its rights or obligations under this Agreement without the prior written consent of the other, any such assignment or transfer without such prior consent being hereby declared to be null and void.

          (b) In the event either party consents to an assignment of this Agreement by the other for which consent is required, no further assignment shall be made without another written consent from the consenting party, unless the assignment may otherwise be made without consent under this Agreement. An assignment by either Contributors or Operating Partnership or HMC of its interest in this Agreement shall not relieve Contributors or Operating Partnership or HMC, as the case may be, from its obligations, but this Agreement shall then inure to the benefit of, and be binding on, the assignee's successors, heirs, legal representatives and assigns.

   13.3   Consents. If, under this Agreement, the consent of a party is
          --------
required, the consent shall be in writing and shall be executed by a duly authorized officer or agent.

   13.4   Applicable Law. This Agreement shall be governed by the laws of the
          --------------
State of New York, without resort to the choice of law rules thereof.

   13.5   Headings; Schedules. The headings of articles and sections of this
          -------------------
Agreement are inserted only for convenience; they are not to be construed as a limitation of the scope of the particular provision to which they refer. All schedules attached or to be attached to this Agreement are incorporated herein by this reference.

   13.6   Notices. Notices and other communications required by this Agreement
          -------
shall be in writing and delivered by hand against receipt or sent by recognized overnight delivery service or by certified or registered mail, postage prepaid, with return receipt requested or by facsimile transmission. All notices shall be addressed as follows:

         If to any Contributor:

         Blackstone Real Estate Acquisitions L.L.C.
         345 Park Avenue, 31st Floor
         New York, New York 10154
         Attention:        Thomas J. Saylak
                           Senior Managing Director
         Telephone:        (212) 836-9895
         Fax:              (212) 754-8726

         with a copy to:

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, New York 10017
         Attention:        Gregory J. Ressa
         Telephone:        (212) 455-7430
         Fax:              (212) 455-2502

         If to HMC or Operating Partnership:

         Host Marriott Corporation
         10400 Fernwood Road
         Bethesda, Maryland 20817
         Attention:        Christopher J. Nassetta
                           Executive Vice President and
                           Chief Operating Officer
                                and
                           Christopher G. Townsend
                           Senior Vice President and
                           General Counsel
         Telephone:        (301) 380-9000
         Fax:              (301) 380-6338

         with a copy to:

         Hogan & Hartson L.L.P.
         555 13th Street, N.W.
         Washington, D.C.  20004
         Attention:        J. Warren Gorrell, Jr.
         Telephone:        (202) 637-8618
         Fax:              (202) 637-5910

or to such other address as may be designated by a proper notice. Notices shall be deemed to be effective upon receipt (or refusal thereof).

         13.7 Waiver. The failure of either party to insist on strict
              ------
performance of any of the provisions of this Agreement or to exercise any right granted to it shall not be construed as a relinquishment or future waiver; rather, the provision or right shall continue in full force. No waiver of any provision or right shall be valid unless it is in writing and signed by the party giving it.

         13.8  Partial Invalidity. If any part of this Agreement is declared
               ------------------
invalid by a court of competent jurisdiction, this Agreement shall be construed as if such portion had never existed, unless this construction would operate as an undue hardship on Contributors or Operating Partnership or would constitute a substantial deviation from the general intent of the parties as reflected in this Agreement.

         13.9  Entire Agreement. This Agreement, together with the other
               ----------------
writings signed by the parties and incorporated by reference and together with any instruments to be executed and delivered under this Agreement, constitutes the entire agreement between the parties with respect to the purchase and sale of the Property and supersedes all prior oral and written understandings, including that certain letter agreement by and between HMC and Blackstone Real Estate Acquisitions L.L.C. dated April 6, 1998 and that certain Confidentiality Agreement by and between HMC and Blackstone Real Estate Acquisitions L.L.C. dated April 6, 1998. Amendments to this Agreement shall not be effective unless in writing and signed by the parties hereto.

         13.10 Waiver of Jury Trial. Contributors and Operating Partnership each
               --------------------
hereby waive any right to jury trial in the event any party files an action relating to this Agreement or to the transactions or obligations contemplated hereunder.

         13.11 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts which, when taken together, shall constitute a single, binding instrument.

         13.12 Publicity. The parties agree that no public disclosure, release
               ---------
or announcement of the proposed Contribution will be made without the prior consent of the other party except as may be permitted pursuant to Section
                                                                  -------
13.13(b)(iii) below.
-------------

         13.13 Confidentiality, Standstill and Exclusivity.
               -------------------------------------------

               (a)   Definitions: For purposes of this Section 13.13, the
                     -----------                       -------------
following terms shall have the following meanings (all terms defined in this
Section 13.13(a) in the singular shall have the same meanings when used in the
----------------
plural and vice versa):

                     "affiliate" shall mean any corporation, partnership, limited liability company or other person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with HMC or Contributors, as the case may be. For purposes of the preceding sentence, "control" (including the terms "controlling," "controlled by" or "under common control with") means possession, directly or indirectly, of the power to direct or cause direction of management and policies of a person through ownership of voting securities, by contract, pursuant to a voting trust or otherwise. The parties acknowledge that Marriott International, Inc. and its subsidiaries are not "affiliates" of HMC for purposes of this Section 13.13.
                                             -------------

                     "beneficial owner" or "beneficially owned" or "beneficial ownership" shall have the meaning assigned to such term in Rule 13d-3 under the Exchange Act, as in effect on the date hereof.

                     "Disclosing Company" or "Receiving Company" shall mean any of HMC, on the one hand, or Contributors, on the other hand, as the case may be.

                     "Disclosing Party" shall mean any of HMC, on the one hand, or Contributors, on the other hand, as the case may be, or any director, partner, lender, prospective partner, officer, employee, representative, advisor or agent of HMC or Contributors, as the case may be.

                     "Evaluation Material" shall mean all data, reports, interpretations, forecasts and records and other documents and information, whether written or oral, that any Disclosing Party furnishes or otherwise discloses to the Receiving Company or any of its Representatives, whether furnished or otherwise disclosed before or after the date of this Agreement and regardless of the manner in which it is furnished, together with all analyses, compilations, studies or documents, records or data prepared by the Receiving Company or any of its Representatives to the extent they contain or otherwise reflect or are generated from such information and documents. The term "Evaluation Material" does not include any information which:

                     (i)      at the time of disclosure is or thereafter
becomes generally available to the public (other than a result of a disclosure directly or indirectly by the Receiving Company or any of its Representatives in violation of this Section 13.13 or any other duty or obligation),
                  -------------

                     (ii) was available to the Receiving Company or any of its Representatives from a source other than the Disclosing Company, provided that such source is not and was not known by the Receiving Company or such Representative to be prohibited from transmitting the information to the Receiving Company by a contractual, legal or fiduciary obligation to the Disclosing Company, or

                     (iii) has been independently developed by the Receiving Company or its Representatives without violation of any obligation under this
Section 13.13 or is known to Receiving Company or its Representatives prior to
-------------
disclosure hereunder.

                     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                     "Exclusivity Period" shall have the meaning specified in
Section 13.13(d)(1) hereof.
-------------------

                     "person" shall mean any association, corporation, company, limited liability company, trust, group or partnership or other entity or individual.

                     "Representatives" shall have the meaning specified in
Section 13.13(b)(i) hereof.
-------------------

                     "13D Group" shall mean any group of persons acquiring, holding, voting or disposing of Voting Securities which would be required under
Section 13(d) of the Exchange Act and the rules and regulations thereunder (as in effect, and based on legal interpretations thereof existing, on the date hereof) to file a statement on Schedule 13D with the Securities and Exchange Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Voting Securities representing more than 5% of any class of Voting Securities then outstanding.

                     "Voting Securities" shall mean and include at any time the Units, units in the Special Partnership or shares of any class of capital stock or other equity securities of any HMC Party which are then entitled to vote generally in the election of directors or trustees or for the removal of a general partner or limited liability company member.

            (b)      Agreements Concerning Use of Evaluation Material. Prior to
                     ------------------------------------------------
the Closing Date:

                     (i)      Use and Confidentiality of Evaluation Material.
                              ----------------------------------------------
Each of HMC and Contributors has requested or will request that the other party furnish Evaluation Material for the sole purpose of evaluating the Contribution, and each party shall use (and cause its Representatives to use) the Evaluation Material solely for such purpose. Requests for Evaluation Material and other contacts shall be limited to contact directly with (a) Christopher Townsend, Christopher Nassetta, Edward Walter or James Risoleo or such other persons specifically designated by any of them or by any of HMC, with respect to HMC, and (b) Thomas J. Saylak or William Stein or such other persons specifically designated by any of them, with respect to Contributors. Until the Closing Date all the Evaluation Material will be kept confidential by the Receiving Party and not disclosed to any person except as provided herein or as otherwise required by law in accordance with Section 13.13(b)(vi); the Receiving Company may
                          --------------------
disclose the Evaluation Material or portions thereof to its affiliates, partners, lenders, prospective partners, directors, trustees, officers, employees, representatives, advisors and agents who need to know such information for the purpose of evaluating the Contribution (the persons to whom such disclosure is permissible being hereinafter collectively called the "Representatives"), it being understood that the Receiving Company will cause each such Representative to be informed of the confidential nature of the Evaluation Material and to be directed to treat such information confidentially in accordance with the terms of this Section 13.13. The Receiving Company will
                                     -------------
be responsible for any noncompliance with the applicable provisions of this
Section 13.13 by its Representatives. Contributors will not disclose the
-------------
Evaluation Material or portions thereof to any of its equity owners that are not affiliates of Contributors, other than Evaluation Materials consisting solely of an information memorandum generally describing the terms of the Contribution that shall have been reviewed and approved by HMC.

                     (ii)     Return or Destruction of Materials. If this
                              ----------------------------------
Agreement is terminated, the Receiving Company, upon the written request of the Disclosing Company, shall return promptly to the Disclosing Company all copies of the Evaluation Material then in the Receiving Company's possession or in the possession of any of its Representatives, without retaining any copy thereof, except that the Receiving Company shall destroy promptly all copies of any analyses, compilations, studies or other documents, records or data prepared by the Receiving Company or its Representatives to the extent they contain or otherwise reflect the Evaluation Material, and the fact that such destruction has been accomplished shall be certified to by an authorized officer supervising such destruction upon the written request of the Disclosing Company.

                     (iii)    Legally Required Disclosures. In the event that
                              ----------------------------
the Receiving Company or any of its Representatives is required (by deposition, interrogatory, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Evaluation Material, the Receiving Company shall provide the Disclosing Company with prompt prior written notice of such requirement, and shall cooperate with the Disclosing Company so that the Disclosing Company may seek a protective order or other appropriate remedy ("Protective Action") or, if appropriate, waive compliance with the terms of this Section 13.13. In the event that the
                                  -------------
Disclosing Company fails to seek Protective Action or such Protective Action is not obtained, or the Disclosing Company waives compliance with the provisions hereof, the Receiving Company or such Representative, as the case may be, may disclose only that portion of the Evaluation Material that the Receiving Company is advised by its counsel is so required to be disclosed, and shall cooperate with any efforts the Disclosing Company wishes to make to obtain assurance that confidential treatment will be accorded such Evaluation Material.

              (c) Standstill Agreement. (i) Except pursuant to this Agreement, the Restated Operating Partnership Agreement or the Special Partnership Agreement or a transaction that has previously been authorized by any HMC Party, each Contributor agrees that, at any time prior to the earlier of
(A) the fifth anniversary of the Closing Date and (B) the date on which the Contributors no longer own, in the aggregate, more than 5% of the aggregate number of outstanding Units and Host REIT Shares (or Special Partnership Units and HMC Common Stock), such Contributor shall not, and shall use its best efforts to cause its respective affiliates to not, directly or indirectly: (A) in any manner acquire or offer to acquire or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any securities or partnership interests of any HMC Party if, after giving effect to such acquisition or consummation of such agreement, such person and its affiliates (together with any 13D Group of which such person or any affiliate is a part) would (i) directly or indirectly beneficially own more than 9.8% of any class of Voting Securities of such HMC Party, more than 19.9% of the aggregate Value (as defined in the Restated Operating Partnership Agreement) of all outstanding Host REIT Voting Securities and Operating Partnership Units or more than 19.9% of the aggregate Value of all outstanding HMC Voting Securities and Special Partnership Units, in each case other than as a result of the distribution of any securities by an HMC Party to its security holders or any reduction in the number of outstanding Host REIT Voting Securities, Operating Partnership Units, HMC Voting Securities or Special Partnership Units (provided that this provision shall not be deemed to be violated by reason of acquisitions of up to a cumulative total (for all Contributors) of 500,000 Voting Securities of all HMC Parties in excess of the preceding limits), or (ii) violate any provisions of the certificate of incorporation, declaration of trust, partnership agreement or other organizational document of such HMC Party restricting the ownership or transfer of such Voting Securities or Units (to the extent such restrictions are identified on Schedule 4.9(a)); (B) sell, transfer, pledge or otherwise dispose
              ---------------
of any Units or any Voting Securities in
violation of any provisions of the certificate of incorporation, declaration of trust, partnership agreement or other organizational document of such HMC Party; restricting the ownership or transfer of such Voting Securities or Units (to the extent such restrictions are identified on Schedule 4.9(a)); (C) "solicit," or
                                           ---------------
participate in the "solicitation" of, "proxies" (as such terms are defined or used in Rule 14a-1 under the Exchange Act in opposition to the recommendation of the Board of Directors of any HMC Party or any general partner of any HMC Party or become a participant in an election contest with respect to the election of directors or other similar elected persons of any HMC Party; (D) propose to enter into, directly or indirectly, any merger, tender or exchange offer, restructuring or business combination involving any HMC Party or to acquire, directly or indirectly, a material portion of the assets of any HMC Party; (E) form, join or participate in a partnership, limited partnership, syndicate or other group or otherwise act in concert with any other person for the purpose of acquiring, holding, voting or disposing of securities or partnership interests of any HMC Party; (F) seek to appoint, elect or remove any member of the Board of Directors of any HMC Party or make any public statements proposing or suggesting any change in the Board of Directors or management of any HMC Party;
(G) initiate or propose to the holders of securities or partnership interests of any HMC Party, or otherwise solicit their approval of, any proposal to be voted on by the holders of securities or partnership interests of any HMC Party; (H) disclose any intention, plan or arrangement to take any of the actions enumerated in clauses (A) through (G) above or participate in, aid or abet or otherwise induce or attempt to induce any person to take any of the actions enumerated in clauses (A) through (G) above; or (I) request any HMC Party to waive any of the provisions of this Section 13.13(c)(i). The Contributors shall
                                    ----------------
cause Blackstone to execute and deliver an agreement to the same effect as this
Section 13.13(c)(i) on or prior to the Closing Date.
-------------------

                  (ii) Except pursuant to this Agreement or with respect to a transaction explicitly consented to by Contributors in writing, HMC agrees that, until the Closing Date, neither HMC nor any of its affiliates shall, directly or indirectly, by purchase or otherwise, in any manner acquire or agree to acquire, directly or indirectly, any interest (whether debt or equity) in any of the Property.

                         (d)   Exclusivity. HMC and Contributors agree that,
                               -----------
during the period (the "Exclusivity Period") commencing on the date hereof and ending on the Closing Date (provided that this Agreement has not been terminated prior to the Closing Date, in which case the Exclusivity Period would terminate on the date of such termination), neither Contributors nor any of its affiliates will, directly or indirectly, solicit any offers, engage in any negotiations or make any agreements or enter into any other understandings or arrangements with respect to (a) any sale or other disposition of any Property (or any interest therein or note secured thereby), (b) any business combination, exchange, merger or consolidation that would include Contributors or any of its affiliates that own any interest in any Property (or any note secured thereby), (c) any purchase or issuance of any equity or debt securities (including any securities convertible into equity or debt securities) of any Contributor's affiliate that owns any interest in any Property (or any note secured thereby), or (d) any other extraordinary transaction directly or indirectly involving any Property (or any interest therein or note secured thereby), nor will Contributors or any of its Representatives encourage any third party to initiate action with respect to any of the foregoing.

         13.14 Brokers. Except for Merrill Lynch & Co., the fees and expenses of
               -------
which will be the responsibility of HMC and Operating Partnership, and Bear Stearns Incorporated, the fees and expenses of which will be the responsibility of the Contributors, neither party hereto has engaged or had any dealings with any broker, agent, consultant or finder to whom or to which a commission or fee is payable in connection with the proposed Contribution and each party agrees to indemnify and hold harmless the other from any against any claims, damages, losses or liabilities arising out of the breach of this Section 13.14.
                                                        -------------

         13.15 Operating Partnership's Lender. Contributors acknowledge that
               ------------------------------
Operating Partnership may obtain or attempt to obtain mortgage financing for the transaction outlined in this Agreement, and Contributors agree to cooperate reasonably, at no cost or liability to any Contributor, with Operating Partnership and any such lender to enable such financing to occur as a part of the Closing.

         13.16 Time for Performance. If the date for the performance of any
               --------------------
obligation, or the giving of any notice, by Contributors or Operating Partnership hereunder falls upon a Saturday, Sunday or legal holiday recognized by the United States government, then the time for such performance or notice shall be extended until the next business day.

         13.17 Definitions. An index to the capitalized terms used in this
               -----------
Agreement is attached hereto as Schedule 13.17.
                                --------------


                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, HMC, Blackstone, Contributors and Operating Partnership have caused this Agreement to be executed as of the date indicated below.


                                             OPERATING PARTNERSHIP
                                             ---------------------

                                             HOST MARRIOTT, L.P.

                                             By:  HMC Real Estate Corporation
                                             Its:  General Partner


                                             By:
                                                -------------------------------
                                                   Christopher J. Nassetta
                                                   Vice President


                                             HOST MARRIOTT CORPORATION


                                             By:
                                                -------------------------------
                                                   Christopher J. Nassetta
                                                   Executive Vice President


                                             CONTRIBUTORS
                                             ------------

                                             BRE/SWISS L.L.C.


                                             By:
                                                -------------------------------
                                                   Jonathan Gray
                                                   Vice President


                                             BRE/LAFAYETTE INC.


                                             By:
                                                -------------------------------
                                                   Jonathan Gray
                                                   Vice President

                                             BRE/SWISS MANAGEMENT L.L.C.


                                             By:
                                                -------------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             BRE/BURTON WAY L.L.C.


                                             By:
                                                -------------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             BRE/HT L.L.C.


                                             By:
                                                -------------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             BRE/CAMBRIDGE L.L.C.


                                             By:
                                                -------------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             BRE/RESTON L.L.C.


                                             By:
                                                -------------------------------
                                                       Jonathan Gray
                                                       Vice President

                                             HTKG DEVELOPMENT ASSOCIATES
                                             LIMITED PARTNERSHIP

                                             By:  BRE/Burlingame II, L.L.C.


                                                    By:
                                                       ------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             BRE/GRAND L.L.C.


                                             By:
                                                -------------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             BRE/AMELIA PARTNERS L.P.

                                             By:  BRE/Amelia L.L.C.


                                                    By:
                                                       ------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             BRE/AMELIA L.L.C.


                                             By:
                                                -------------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             OLS HOTEL PARTNERS L.P.

                                             By:  BRE/Logan Hotel Space Inc.


                                                    By:
                                                       ------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             RTZ MANAGEMENT CORP.

                                             By:
                                                -------------------------------

                                                    By:
                                                       ------------------------
                                                       Jonathan Gray
                                                       Vice President


                                             BRE/RITZ BOSTON, LLC


                                             By:
                                                -------------------------------
                                                       Jonathan Gray
                                                       Vice President

                                                                       Exhibit B

                         REGISTRATION RIGHTS AGREEMENT


           THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of ________________, 199__ by and among (i) Host Marriott Corporation ("HMC"), a Delaware corporation (separately, and together with its successors and assigns, including Host REIT, the "Company"), and (ii) those entities specified on Schedule 1 to that certain Contribution Agreement dated as
                      ----------
of April 16, 1998 (the "Contribution Agreement"), including their permitted successors, assigns and transferees (each such entity and its permitted successors, assigns and transferees, separately, a "Contributor" and collectively, the "Contributors"). Unless otherwise defined, capitalized terms used herein shall have the respective meanings ascribed to them in the Contribution Agreement.

           WHEREAS, pursuant to the Contribution Agreement, each of the Contributors will transfer (by means of contribution) certain of its assets (the "Contribution") to the Operating Partnership in exchange for certain consideration, including, but not limited to, Class A units of limited partnership interest in the Operating Partnership (or possibly Class B units as provided in the Contribution Agreement), or, in the event the REIT Conversion has not been or will not be consummated and Contributors have not terminated the Contribution in accordance with the Contribution Agreement, in exchange for Class A units of limited partnership in a special limited partnership (as defined in the Contribution Agreement, "the Special Partnership") (such Class A units of limited partnership interest in the Operating Partnership or the Special Partnership, as the case may be, shall hereinafter be referred to as "Units");

           WHEREAS, the Company proposes to convert its business operations into an umbrella limited partnership real estate investment trust (a "REIT") in the REIT Conversion by effecting a series of transactions as described in the Contribution Agreement, including, among other things, contributing interests in hotel properties to a newly formed limited partnership (the "Operating Partnership") in exchange for Class A units of limited partnership interest in the Operating Partnership, converting from a Delaware corporation into a Maryland real estate investment trust, and distributing to the shareholders of HMC shares of stock in Senior Living Communities Company, a Delaware corporation ("SLCC"), that would, among other things, lease hotel properties from the Operating Partnership;

           WHEREAS, if the REIT Conversion has been consummated, then, pursuant to the terms of Section 8.6 of the Restated Operating Partnership Agreement and
Section 2.4 of the Contribution Agreement, 50% of the Units received by the Contributors will be redeemable for cash or, at the option of the Company, common shares of beneficial interest in the Company (each, a "Common Share") beginning July 1, 1999, an additional 25% of the Units will be redeemable for cash or, at the option of the Company, Common Shares beginning October 1, 1999 and the remaining 25% will be redeemable for cash or, at the option of the Company, Common Shares beginning January 1, 2000;

           WHEREAS, if the REIT Conversion has not been or will not be consummated and the Contribution Agreement has not been terminated by Contributors, then, pursuant to the terms of the Special Partnership Agreement and Section 2.4 of the Contribution Agreement, 50% of the Units received by the Contributors will be redeemable for cash or, at the option of the Company, shares of the Company's common stock (each, a share of "Common Stock") beginning July 1, 1999, an additional 25% of the Units will be redeemable for cash or, at the option of the Company, Common Stock beginning October 1, 1999 and the remaining 25% will be redeemable for cash or, at the option of the Company, Common Stock beginning January 1, 2000;

           WHEREAS, in connection with the Contribution, the Company has agreed to grant to Contributors the Registration Rights (as defined in Section 1 hereof) with respect to the Registrable Shares (as defined in Section 1 hereof);

           NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

Section 1. Registration Rights

           Subject to the lock-up restrictions set forth in Section 2.4 of the Contribution Agreement and the terms and conditions of the Restated Operating Partnership Agreement or the Special Partnership Agreement, as the case may be, if a Contributor receives Common Shares or shares of Common Stock upon redemption of Units (any and all such Common Shares or shares of Common Stock, as the case may be, received upon redemption of Units, the "Registrable Shares"), such Contributor shall be entitled to offer the Registrable Shares for sale pursuant to a shelf registration statement or, in certain other circumstances, as provided by Section 1.3 hereof, subject to the terms and conditions set forth herein (the "Registration Rights"). Common Shares or shares of Common Stock, as the case may be, shall cease to be Registrable Shares at such time as they have been sold pursuant to an offering registered under the Securities Act (as defined below) or pursuant to Rule 144 under the Securities Act.

           1.1   Shelf Registration Rights.
                 -------------------------

                 (a)   Shelf Registration Statement.  No later than April 30,
                       ----------------------------
1999, the Company shall file with the Securities and Exchange Commission ("SEC") a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), covering all of the Registrable Shares (the "Registration Statement"; and the related prospectus (including any preliminary prospectus) is referred to as the "Prospectus"). The Registration Statement shall be on the appropriate form, and shall otherwise comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, permitting registration of such Registrable Shares for resale by Contributors in the manner or manners designated by them (including, without limitation, one or more underwritten public offerings). The Company will use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable (and in any event by no later than July 1, 1999) and will notify each Contributor when such Registration Statement has become effective. The Company agrees (subject to Section 1.2 hereof) to use its commercially reasonable efforts to keep the Registration Statement effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which the

Contributors shall have sold all of the Registrable Shares, or (ii) the date on which all of the Registrable Shares are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act (such period, the "Effective Period"). Each Contributor seeking to offer and sell its Registrable Shares upon exercise of a Registration Right agrees to provide in a timely manner information regarding the proposed distribution by such Contributor of the Registrable Shares and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company agrees to provide to each such Contributor a reasonable number of copies of the final Prospectus and any amendments or supplements thereto. If the Registration Statement ceases to be effective for any reason at any time during the Effective Period (other than because of the sale of all of the securities registered thereunder or as permitted by Section
1.3 hereof), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

                 (b)   Offerings and Sales.  At any time and from time to time
                       -------------------
after the date that any Units become redeemable for Registrable Shares, subject to Sections 1.1(c) (in the case of any underwritten public offering) and Section
1.2 (in the case of all offerings hereunder), each Contributor may exercise its Registration Rights hereunder with respect to the Registrable Shares issued or issuable upon redemption of such Contributor's Units. If any Contributor desires to offer and sell such Registrable Shares pursuant to an underwritten public offering, such Contributor (the "Initiating Contributor") shall deliver to the Company a written notice (an "Underwritten Registration Notice"), which notice shall be given at least forty-five (45) days prior to the date on which such Initiating Contributor desires to consummate the sale of such Registrable Shares (it being agreed and understood that such Underwritten Registration Notice may be given to the Company together with, or in advance of, such Initiating Contributor's notice of redemption delivered to the Operating Partnership or the Special Partnership, as the case may be, pursuant to the Restated Operating Partnership or the Special Partnership Agreement, as the case may be). Any such Underwritten Registration Notice shall in any event be subject to revocation by such Initiating Contributor by delivery of a subsequent written notice delivered to the Company by no later than the tenth day prior to the contemplated offering, provided, however, that a revoked Underwritten Registration Notice
          --------  -------
shall be treated the same as an Underwritten Registration Notice that is not revoked for purposes of Section 1.1(c) hereof.

                 Upon receipt of an Underwritten Registration Notice, the Company shall, within ten (10) days of receipt thereof, inform the Initiating Contributor whether the Company intends to assume the redemption obligation of the Operating Partnership pursuant to Section 8.6 of the Restated Operating Partnership Agreement or pursuant to the comparable provision of the Special Partnership Agreement, if applicable, and issue Common Shares or Common Stock, as the case may be, in redemption of the Initiating Contributor's Units, which election shall be irrevocable with respect to such Units. The Company also shall, within thirty (30) days of receipt of the Underwritten Registration Notice, give written notice to the other Contributors and any other persons possessing similar registration rights (a "Company Notice") of the Company's receipt of the Underwritten Registration Notice. Within fifteen (15) days of receipt of such a Company Notice, any other Contributor desiring to offer and sell any of its Registrable Shares in such an offering of the type described in the Underwritten Registration Notice (each, a "Participating Contributor") shall give written notice to each of the Company, the Initiating

Contributor, and the lead managing underwriter, if any, that has been selected, of such a desire, specifying the number of Registrable Shares which such Participating Contributor desires to offer and sell. Subject to the provisions of Section 1.2 hereof, the Company shall not be permitted to participate in the offering made pursuant to an Underwritten Registration Notice without the written consent of the Initiating Contributor (which consent shall not be unreasonably withheld).

                 (c)   Limitations on Registration Rights for Underwritten
                       ---------------------------------------------------
Offerings.  Each exercise of a Registration Right pursuant to an Underwritten
---------
Registration Notice shall be with respect to an underwritten public offering of Registrable Shares, the minimum aggregate total gross proceeds of which to the Initiating Contributor and all other Participating Contributors shall be (x) equal to or greater than One Hundred Fifty Million Dollars ($150,000,000.00), and (y) equal to or less than Four Hundred Million Dollars ($400,000,000.00). The Contributors shall not be permitted to deliver, individually or collectively, more than one Underwritten Registration Notice in any six-month period; provided, however, that any Underwritten Registration Notice relating to
        --------  -------
an underwritten public offering which is suspended by the Company pursuant to
Section 1.2 hereof, shall not be counted as an Underwritten Registration Notice for purposes of this sentence unless such underwritten public offering is concluded following the termination of such suspension. All offers and sales by each Contributor under the Registration Statement referred to in this Section
1.1 shall be completed within the Effective Period, and upon expiration of such period no Contributor will offer or sell any Registrable Shares under the Registration Statement and no Contributor shall be entitled to deliver an Underwritten Registration Notice hereunder. If directed by the Company, each Contributor will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.

           1.2   Suspension of Offering.  At any time during the Effective
                 ----------------------
Period, the Company may determine, in the good faith judgment of its Board of Trustees (or Directors, if applicable), with the advice of counsel, that offers and sales by the Contributors under the Registration Statement shall be suspended if (i) a negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide
                                                                       ---- ----
business purpose for keeping confidential and the nondisclosure of which in the Registration Statement would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (ii) in the case of any underwritten public offering of Registrable Shares pursuant to an Underwritten Registration Notice, the offering of such Registrable Shares would adversely affect a pending or proposed public offering of the Company's Common Shares or Common Stock, as the case may be. Immediately upon making such a determination, the Company shall give written notice to all Contributors (a "Materiality Notice"), upon receipt of which each Contributor agrees that it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement until (x) in the case of a Materiality Notice delivered pursuant to clause (i) above, such Contributor receives copies of a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or (y) in the case of a Materiality Notice delivered pursuant to clause (ii) above, such Contributor receives a subsequent notice from the Company that revokes or otherwise withdraws such

Materiality Notice; provided, that the Company may delay, suspend or withdraw
                    --------
the Registration Statement for such reason for no more than fifteen (15) days after the abandonment or consummation of any of the foregoing negotiations, transactions, events or offerings or, in any event, for no more than ninety (90) days after delivery of the Materiality Notice at any one time (and the Company shall not be entitled to deliver a Materiality Notice at any time within 180 days of the termination of any suspension of an offering pursuant to a prior Materiality Notice). If so directed by the Company, each Contributor will deliver to the Company all copies of the Prospectus covering the Registrable Shares current at the time of receipt of a Materiality Notice. In the event a Materiality Notice is given pursuant to clause (ii) above, the Company agrees to permit the Initiating and Participating Contributors to complete an underwritten public offering substantially similar to the type which was suspended pursuant to clause (ii) within ninety (90) days of the closing of the Company's public offering or its decision not to undertake a public offering, as the case may be.

           1.3   Piggyback Registration.
                 ----------------------

                 (a) If, at any time during the Effective Period, the Company proposes to register any of its Common Shares or Common Stock, as the case may be, for sale under the Securities Act, except as otherwise described in Section
1.1 hereof, whether or not for sale for the Company's own account, on a form and in a manner that would also permit registration of Registrable Shares for sale under the Securities Act, the Company shall give written notice to each Contributor of the Company's intention to effect such registration at least thirty (30) days prior to the anticipated filing of such registration statement. If, within twenty (20) days after the giving of such notice by the Company, any Contributor shall deliver to the Company a written request specifying the number of Registrable Shares such Contributor desires to offer and sell, and the intended disposition thereof, the Company shall use its commercially reasonable efforts to effect the registration of all such Registrable Shares that the Company has been requested to register, provided:
                                        --------

                       (i) if, at any time after giving written notice of its intention to register any securities and prior to the effectiveness of the registration statement filed in connection therewith, the Company shall determine for any reason not to register any such securities, the Company may, at its election, give written notice of such determination to each Contributor who made a request as provided in this Section 1.3, and thereupon the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligations under Section 1.4 hereunder), without prejudice, however, to the Registration Rights of Contributors generally under this Section 1; and

                       (ii) subject to the provisions of Section 1.6 hereof, if such registration involves an underwritten public offering, all Contributors requesting to be included in the Company's registration must sell their Registrable Shares to the underwriters selected by the Company on the same terms and conditions as are applicable to the Company.

                 (b) The Company shall not be obligated to effect any registration of Registrable Shares under this Section 1.3 as a result of the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or option or other employee benefit plans.

           1.4   Expenses.  The Company shall pay all expenses incident to the
                 --------
performance by it of its registration obligations under this Section 1, including (i) all stock exchange, SEC registration, listing and filing fees,
(ii) all expenses incurred in connection with the preparation, printing and distribution of the Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to the underwriter and dealers, (iii) fees and disbursements of counsel for the Company and of the independent public accountants and other experts of the Company; (iv) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Registrable Shares to be disposed of; (v) all expenses in connection with the qualification of Registrable Shares to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys (but not for any other fees or disbursements of counsel for the underwriters);
(vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Registrable Shares to be disposed of; and (vii) fees and expenses incurred in connection with the listing of Registrable Shares on each securities exchange or quotation system on which the Common Shares are then listed. Any Contributor offering and selling Registrable Shares hereby shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of such Contributor's counsel, and any transfer taxes relating to the sale or disposition of the Registrable Shares.

           1.5   Selection of Underwriters.  If Registrable Shares are being
                 -------------------------
offered and sold pursuant to an Underwritten Registration Notice, the Initiating Contributor delivering such notice shall have the right to select the lead managing underwriter of the offering, which shall be an investment banking firm of nationally recognized standing reasonably satisfactory to the Company.

           1.6   Registration Procedures.
                 -----------------------

                 (a) If and whenever the Company is required to effect the registration under the Securities Act of Registrable Shares as provided in this Agreement, the Company will, as expeditiously as possible:

                       (i) use its commercially reasonable efforts to register or qualify the Registrable Shares by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Contributors shall reasonably request in writing, to keep each such registration or qualification effective during the Effective Period, and to do any and all other acts and things which may be reasonably necessary or advisable to enable each Contributor to consummate the disposition in each such jurisdiction of the Registrable Shares owned by such Contributor; provided, however, that
                                                         --------  -------
           the

           Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 1.1, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction;

                       (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares until such time as all Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Contributors set forth in the Registration Statement;

                       (iii) furnish to the Contributors and to any underwriter of such Registrable Shares such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in the Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in the Registration Statement or Prospectus, and such other documents as the Contributors or such underwriter may reasonably request;

                       (iv) cause the Registrable Shares to be listed on each national securities exchange or quotation system on which the Common Shares (or Common Stock, as applicable) are then listed, if the listing of such securities is then permitted under the rules of such exchange;

                       (v) enter into such customary agreements (including, in the case of an underwritten public offering, an underwriting agreement), and the Contributors, on whose behalf Registrable Shares are to be distributed by such underwriters, shall also be parties to any such underwriting agreement;

                       (vi) obtain a "cold comfort" letter or letters from the Company's independent public accountants and furnish a signed counterpart of a customary opinion of counsel of the Company, in each case, addressed to the Contributors (and the underwriters, if any), in customary form and substance, dated the effective date of the Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement);

                       (vii) notify the Contributors immediately upon the happening of any event as a result of which a Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, subject to the provisions of Section 1.2 hereof, at the request of the Contributors prepare and furnish to the Contributors as many copies of a supplement to or an amendment of such Prospectus as the Contributors reasonably request so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                       (viii) make available for reasonable inspection by, or give reasonable access to, any Contributor, by any underwriter participating in any disposition to be effected pursuant to the Registration Statement and by any attorney, accountant or other agent retained by any Contributor, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Contributor, underwriter or other person in connection with the offering thereunder.

                 (b) In connection with any underwritten public offering of Registrable Shares, management of the Company shall participate in customary road show meetings reasonably requested (and reasonable in scope in light of the size of the offering) upon reasonable prior notice by the lead managing underwriter of such offering.

                 (c) The Company may require each Contributor selling Registrable Shares as to which any registration is being effected to furnish the Company with such information regarding such Contributor and the distribution of such securities as required to be included in the Registration Statement as the Company may from time to time reasonably request in writing.

                 (d) If a registration pursuant to this Section 1 involves an underwritten public offering and the lead managing underwriter of such offering advises the Company (and the Initiating Contributor, if applicable) that, in its judgment, the number of Common Shares or shares of Common Stock proposed to be included in such underwritten public offering by the Company (or the Initiating Contributor, if applicable) and the Contributors should be limited due to market conditions, then the Company will promptly so advise each other Contributor which has requested to offer and sell Registrable Shares in the offering, and the Company (and the Initiating Contributor, if applicable) and such Contributors will include in such offering the number of shares which, in the opinion of the lead managing underwriter can be sold (the "Maximum Offering Amount"). The Maximum Offering Amount shall be allocated (i) in an offering initiated by the Company as described in Section 1.3 hereof, first, to the full
                                                             -----
extent of Common Shares or Common Stock the Company desires to sell, and second,
                                                                         ------
if any shares remain under the Maximum Offering Amount, to each Contributor and to any other persons possessing similar registration rights to the Registration Rights, pro rata in accordance with each request for inclusion made by each such Contributor and each such other person, or (ii) in an offering initiated by an Initiating Contributor as described in Section 1.1(b) hereof, first, to the
                                                              -----
Initiating Contributor, to the full extent of Common Shares or Common Stock the Initiating Contributor desires to sell, and second, if any shares remain under
                                            ------
the Maximum Offering Amount, to each other Contributor, pro rata in accordance with each request for inclusion made by each such other Contributor, and third, if any shares remain under the
                                         -----
Maximum Offering Amount, to any other persons possessing similar registration rights to the Registration Rights, pro rata in accordance with each request for inclusion made by each such other person. In the event that the underwriting agreement executed in connection with such offering provides for an overallotment option to be granted to the underwriters, and if such option is exercised by the underwriters, the allocation priority established by clause (i) or clause (ii) above, whichever is applicable, shall govern the allocation with respect to the sale of any Common Shares or Common Stock, as the case may be, and Registrable Shares pursuant to such exercise by the underwriters.

                 (e) In the event that a Contributor exercises its Registration Rights to offer and sell Registrable Shares in an underwritten public offering initiated by any other person or persons possessing registration rights similar to those conveyed upon the Contributors by this Agreement (each such other person initiating such an underwritten public offering, an "Other Initiating Person"), the Contributors agree that the allocation priority for such offering shall be comparable to the allocation priority established by clause (ii) of Section 1.6(d), except that the Contributors shall participate in such offering with the lowest level of priority described in clause (ii) of
Section 1.6(d), pro rata in accordance with each request for inclusion made by each such Contributor.

Section 2. Indemnification

           2.1   Indemnification by the Company.  The Company agrees to
                 ------------------------------
indemnify and hold harmless each Contributor who participates in any offering or sale of Registrable Shares, each person (if any) who participates as an underwriter in any offering and sale of Registrable Shares, and each person, if any, who controls any Contributor or such underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and their respective directors, trustees, officers, partners, agents, employees and affiliates as follows:

                 (a) against any and all loss, liability, claim, damage and expense (joint or several) and action or proceeding (whether commenced or threatened) whatsoever ("Losses"), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent will not be unreasonably withheld); and

                 (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Losses or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or
           (b) above;

provided, however, that the indemnity provided pursuant to this Section 2.1 does
--------  -------
not apply to any indemnified party with respect to any Loss or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such indemnified party's failure to deliver an amended or supplemental Prospectus if such Loss or expense would not have arisen had such delivery occurred.

           2.2   Indemnification by Contributor.  Each Contributor who
                 ------------------------------
participates in an offering or sale of Registrable Shares (and each permitted assignee of such a Contributor, on a several basis) agrees to indemnify and hold harmless the Company, each person (if any) who participates as an underwriter in any offering and sale of Registrable Shares and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and affiliates, as follows:

                 (a) against any and all Loss and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (b) against any and all Loss and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of each such Contributor (which consent will not be unreasonably withheld); and

                 (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Loss or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or
           (b) above;

provided, however, that the indemnity provided pursuant to this Section 2.1
--------  -------
shall only apply with respect to any Loss or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by each such Contributor expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) each such Contributor's failure to deliver an amended or supplemental Prospectus if such Loss or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 2.2, no Contributor or any permitted assignee shall be required to indemnify the Company, its indemnified persons hereunder with respect to any amount in excess of the amount of the total proceeds to each such Contributor or such permitted assignee, as the case may be, from sales of the Registrable Shares of such Contributor under the Registration Statement with respect to such offering, and no Contributor shall be liable under this Section 2.2 for any statements or omissions of any other Contributor.

           2.3   Conduct of Indemnification Proceedings.  The indemnified party
                 --------------------------------------
shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party shall not relieve it from any liability which it may have under the indemnity agreement provided in
Section 2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party
                              --------  -------
will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided
                                                                      --------
further, that if the indemnified party reasonably determines that a conflict of
-------
interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party (which consent will not be unreasonably withheld). Except as expressly stated herein, if an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

           2.4   Contribution.  In order to provide for just and equitable
                 ------------
contribution in circumstances in which the indemnity agreement provided for in this Section 2 is unavailable to an indemnified party, the indemnifying party shall contribute to the aggregate Losses and expenses of the nature contemplated by such indemnity agreement incurred by any indemnified party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and each such Contributor on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

           The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, no Contributor shall be required to contribute any amount in excess of the amount of the total proceeds to such Contributor from sales of the Registrable Shares of such Contributor under the Registration Statement.

           Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each person, if any, who controls an indemnified party within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such indemnified party, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

           The indemnity agreements contained in this Section 2 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Registrable Shares by any Contributor.

Section 3. Rule 144 Compliance

           The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable each Contributor to sell Registrable Shares pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by Contributor of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with each Contributor to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as such Contributor may reasonably request at least ten (10) business days prior to any sale of Registrable Shares hereunder.

Section 4. Miscellaneous

           4.1   Integration; Amendment; SLCC Agreement.  This Agreement,
                 --------------------------------------
together with the Contribution Agreement and either the Restated Operating Partnership Agreement or the Special Partnership Agreement, as the case may be, constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the Contributors. In the event that the REIT Conversion occurs, the Company shall cause SLCC to enter into a separate and distinct registration rights agreement with the Contributors, substantially in the form of this Agreement (with such modifications thereto to which the Company and the Contributors shall agree), which shall provide the Contributors with comparable registration rights under the Securities Act with respect to any and all shares of common stock of SLCC issued to the Contributors in connection with the REIT Conversion.

           4.2   Waivers.  No waiver by a party hereto shall be effective unless
                 -------
made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

           4.3   Assignment; Successors and Assigns.  This Agreement and the
                 ----------------------------------
rights granted hereunder may not be assigned by a Contributor without the written consent of the Company; provided, however, that such Contributor may
                                --------  -------
assign its rights and obligations hereunder, following at least ten (10) days prior written notice to the Company, (i) to such Contributor's partners or beneficiaries in connection a distribution of the Units to its partners or beneficiaries, (ii) to a permitted transferee in connection with a transfer of the Units in accordance with the terms of the Restated Operating Partnership Agreement or the Special Partnership Agreement, as the case may be, and (iii) to a third party in connection with a transfer of Units as security for or in satisfaction of obligations of any partner of Contributor, if in the case of
(i), (ii) and (iii) above, such persons or such third party agree in writing to be bound by all of the provisions hereof. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, subject to this
Section 4.3, assigns.

           4.4    Benefits of Registration Rights.  Each Contributor and its
                  -------------------------------
permitted transferees of Registrable Shares may severally or jointly exercise the Registration Rights hereunder in such proportion as they shall agree among themselves. No consent of any Contributor shall be required for permitted transferees to exercise Registration Rights under this Agreement or otherwise to be entitled to the benefits of this Agreement as applicable to all Contributors.

           4.5   Notices.  All notices called for under this Agreement shall be
                 -------
in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties, with appropriate copies to counsel, at the addresses set forth opposite their names in the Contribution Agreement, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 4.5 for the service of notices; provided, however, that notices of a change of address shall be
         --------  -------
effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a business day
                     --------  -------
then the notice shall be deemed to have been given and received on the business day next following such day. Any notice sent by facsimile transmission shall be deemed to have been given and received on the business day next following the transmission.

           4.6   Specific Performance.  The parties hereto acknowledge that the
                 --------------------
obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

           4.7   Governing Law.  This Agreement, the rights and obligations of
                 -------------
the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland but not including the choice of law rules thereof.

           4.8   Headings.  Section and subsection headings contained in this
                 --------
Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

           4.9   Pronouns.  All pronouns and any variations thereof shall be
                 --------
deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

           4.10  Execution in Counterparts.  To facilitate execution, this
                 -------------------------
Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

           4.11  Severability.  If fulfillment of any provision of this
                 ------------
Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

           IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

                                       COMPANY:

                                       HOST MARRIOTT CORPORATION



                                       By:
                                              -------------------------------
                                       Name:
                                              -------------------------------
                                       Title:
                                              -------------------------------


                                       CONTRIBUTORS:



                                       By:
                                              -------------------------------
                                       Name:
                                              -------------------------------
                                       Title: Attorney-in-Fact